                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [_]


Check the appropriate box:

[_] Preliminary proxy statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive proxy statement                RULE 14C-5(D)(2))

[_] Definitive additional materials

[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                             INFERENCE CORPORATION
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[_] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
                             Class A Common Stock
        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:
                                      N/A
        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                      N/A
        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:
                                      N/A
        ------------------------------------------------------------------------

    (5) Total Fee Paid:
                                      N/A
        ------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials.

        ------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
                                      N/A
        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:
                                      N/A
        ------------------------------------------------------------------------

    (3) Filing party:
                                      N/A
        ------------------------------------------------------------------------

    (4) Date filed:
                                      N/A
        ------------------------------------------------------------------------

Notes:

                 [LOGO OF INFERENCE CORPORATION APPEARS HERE]


                             INFERENCE CORPORATION
                                100 Rowland Way
                           Novato, California 94549

                         -----------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held July 2, 1996

                         -----------------------------


To the Shareholders of Inference Corporation:

     Please take notice that the 1996 Annual Meeting of Shareholders of Inference Corporation (the "Company") will be held at the Company's headquarters located at 100 Rowland Way, Novato, California, on Tuesday, July 2, 1996, at 1:00 p.m., local time, for the following purposes:

     1. To elect directors to hold office until their successors are elected and qualified:
     2. To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending January 31, 1997;
     3. To approve the adoption of the Inference Corporation Employee Stock Purchase Plan and the reservation of 500,000 shares of the Company's Class A Common Stock ("Common Stock") for issuance thereunder;
     4. To approve the amendment of the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock available for issuance thereunder by 500,000 shares and to provide for accelerated vesting of options in certain events or at the discretion of the Board of Directors;
     5. To approve the reincorporation of the Company in the State of Delaware; and
     6. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

     The Board of Directors has fixed May 9, 1996 as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. A majority of the outstanding shares must be represented at the meeting in order to transact business. Consequently, if you are unable to attend in person, please execute the enclosed Proxy and return it in the enclosed addressed envelope. Your promptness in returning the Proxy will assist in the expeditious and orderly processing of the proxies. If you return your Proxy, you may nevertheless attend the meeting and vote your shares in person, if you wish.


                                    By Order of the Board of Directors,

                                    INFERENCE CORPORATION



                                    William D. Griffin
                                    Senior Vice President
                                    Chief Financial Officer and Secretary


May 22, 1996
Novato, California

                             INFERENCE CORPORATION
                                100 ROWLAND WAY
                           NOVATO, CALIFORNIA  94549

                                 _____________

                      1996 ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 2, 1996

                                 _____________

                                PROXY STATEMENT

                                 _____________

                              GENERAL INFORMATION

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Inference Corporation (the "Company" or "Inference"), for use at the 1996 Annual Meeting of Shareholders to be held at the Company's headquarters, located at 100 Rowland Way, Novato, California, on Tuesday, July 2, 1996 at 1:00 p.m. local time, and any and all postponements or adjournments thereof (the "Annual Meeting"). This Proxy Statement is being mailed to the Company's shareholders on or about May 22, 1996.

MATTERS TO BE CONSIDERED AND RECORD DATE

          The 1996 Annual Meeting has been called (i) to elect directors to hold office until their successors are elected and qualified; (ii) to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending January 31, 1997; (iii) to approve the adoption of the 1996 Employee Stock Purchase Plan and the reservation of 500,000 shares of the Company's Class A Common Stock ("Common Stock") for issuance thereunder;
(iv) to amend the Company's Amended and Restated 1993 Stock Option Plan to increase the number of shares of Common Stock available for issuance thereunder by 500,000 shares and to provide for accelerated vesting of options in certain events or at the discretion of the Board of Directors; (v) to approve the reincorporation of the Company in the State of Delaware; and (vi) to transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.


          On May 9, 1996, the record date fixed by the Board of Directors, the Company had outstanding 7,990,008 shares of Common Stock.


QUORUM AND VOTING REQUIREMENTS

          The presence in person or by proxy of a majority of shares entitled to vote at any meeting of shareholders will constitute a quorum for the transaction of business. The shareholders are entitled to one vote per share on all matters to be considered at the meeting. The Company's Restated Articles of Incorporation provide that there is no cumulative voting in the election of directors.

          Abstentions and broker non-votes are counted for purposes of determining a quorum, but are not considered as having voted for purposes of determining the outcome of a vote.

                            SOLICITATION OF PROXIES

          SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Your executed Proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company at the Company's principal executive offices a written notice of revocation or a duly executed Proxy bearing a later date. The execution of the enclosed Proxy will not affect your right to vote in person should you find it convenient to attend the meeting and desire to vote. Your vote at the Annual Meeting will revoke your previously executed Proxy; attendance at the Annual Meeting will not in and of itself constitute the revocation of a Proxy.

          Votes cast at the Annual Meeting will be tabulated by representatives of Harris Trust Company of California, the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting and any postponement or adjournment of the Annual Meeting. The inspectors of election will determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies; receive votes or ballots; hear and determine all challenges and questions in any way arising in connection with the right to vote; determine when the polls will close; and determine the results of the election.

          Unless otherwise directed in the accompanying Proxy, the proxy holders will vote FOR the proposals listed below. As to any other matters that may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment, although the Company does not presently know of any such other matters.

          Proxies for the Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of mails, proxies may be solicited by directors, officers and regular employees of the Company personally, without extra compensation, by telephone, telegraph, telefax or similar means. The Company may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses in sending proxy materials to principals and obtaining their proxies.


          Corporate Investor Communications, Inc. has been engaged to assist in solicitation for which it will receive from the Company a fee of approximately $3,500.


                                  PROPOSAL 1


                             ELECTION OF DIRECTORS

          The Company's Restated Articles of Incorporation provide that in the event that the authorized number of directors shall be fixed with at least six
(6) directors, the Board of Directors shall be divided into two classes, designated Class I and Class II, effective as of the first annual meeting following the date that the Company becomes a listed corporation within the meaning of Section 301.5 of the California General Corporation Law (the "Initial Annual Meeting"). Each class shall consist of one-half of the directors and the initial class designation of a particular director shall initially be determined by the Board of Directors. All of the directors shall have two-year terms, provided that the initial term of office of the directors of Class I shall expire at the annual meeting to be held during the fiscal year following the Initial Annual Meeting, and the initial term of office of the directors of Class II shall expire at the annual meeting to be held during the second fiscal year following the Initial Annual Meeting.

          The Company's authorized number of directors has been fixed with six
(6) directors, and the Company now is a listed corporation within the meaning of
Section 301.5 of the California General Corporation Law. The Company's Board of Directors is divided into two classes at this Annual Meeting as provided above. The initial term of the Class I directors shall expire at the 1997 annual meeting, and the initial term of the Class II directors shall expire at the 1998 annual meeting. All six nominees listed below are presently directors of the Company. In the event the nominees named below refuse or are unable to serve as directors (which is not anticipated), the persons named as proxies reserve full discretion to vote for any and all persons as may be nominated. The Board of Directors has designated Dean O. Allen, C. Scott Gibson and John Watkins to serve as the directors of Class I, and Peter R. Tierney, Anthony Sun and Eric Herr to serve as the directors of Class II.

          Nonetheless, if the shareholders of the Company approve the reincorporation of the Company into Delaware at this Annual Meeting (see Proposal 5 below) and the merger of the Company into Inference Delaware (as defined under Proposal 5 below) becomes effective, the Board of Directors shall be divided into three classes. All of the directors shall have three-year terms, provided that the initial term of office of the directors of Class I shall expire at the 1997 annual meeting, and the initial term of office of the directors of Class II shall expire at the 1998 annual meeting, and the initial term of office of the directors of Class III shall expire at the 1999 annual meeting. If elected, Dean O. Allen and John Watkins would serve as the Class I directors, C. Scott Gibson and Eric Herr would serve as the Class II directors and Peter R. Tierney and Anthony Sun would serve as the Class III directors.

DIRECTOR NOMINEES

          The following sets forth certain information concerning the six nominees for election as directors of the Company:

                                                                   SERVED AS
          NAME            AGE        PRINCIPAL OCCUPATION          DIRECTOR
          ----            ---        --------------------          --------
                                                                     SINCE
                                                                     -----
     Peter R. Tierney     51     Chairman of the  Board, Chief       1991
                                 Executive Officer and President
                                 of the Company
     Dean O. Allen        59     Vice President, Central Services,   1988
                                 of Lockheed Martin Corporation
     C. Scott Gibson      44     Chairman of the Board of Adaptive   1993
                                 Solutions, Inc.; Co-founder of
                                 Sequent Computer Systems
     Anthony Sun          43     General Partner of Venrock          1983
                                 Associates, a venture capital
                                 firm
     John Watkins         34     Director and manager of J.P.        1994
                                 Morgan Investment Corporation
     Eric Herr            48     Vice President, Finance and         1995
                                 Administration, and Chief
                                 Financial Officer, of Autodesk, Inc.

          Except as set forth below, each of the nominees has been engaged in the principal occupation set forth next to his name above during the past five years. There is no family relationship between any director or executive officer of the Company.

          Mr. Tierney has served as Chief Executive Officer, President and director of Inference since January 1991, and as Chairman of the Board since January 1995. Prior to joining Inference, Mr. Tierney was an executive officer of Oracle Corporation, a database company ("Oracle"), for several years where his last position was Senior Vice President, Marketing.

          Mr. Allen has served as a director of Inference since August 1988. He has served as Vice President, Central Services, of Lockheed Martin Corporation, a diversified aerospace company ("Lockheed"), since March 1995, and as Vice President, Information and Administrative Services of Lockheed from March 1987 to March 1995.

          Mr. Gibson has served as a director of Inference since August 1993.
He also has served as the Chairman of the Board of Adaptive Solutions, Inc. since February 1992. He co-founded and was employed by Sequent Computer Systems from 1983 to February 1992, serving as President from 1988 to February 1992. He also serves as a director of TriQuint Semiconductor, Inc., Radisys Corp. and Integrated Measurement Systems.


          Mr. Sun has served as a director of the Company since June 1983. Mr. Sun has been a general partner of Venrock Associates, a venture capital firm, since 1979. Mr. Sun also serves on the board of directors of Centura Software Corporation; Cognex Corporation; Conductus, Inc.; Komag, Inc.; Photonics Corporation; StrataCom, Inc.; and Worldtalk Communications Corporation.

          Mr. Watkins has served as a director of the Company since 1994. He has also served as a Manager and a director of J.P. Morgan Investment Corporation since 1991. J.P. Morgan Investment Corporation is an indirect wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, which indirectly owns 100% of the capital stock of J.P. Morgan Securities Incorporated. From April 1989 until October 1991, he was an Associate of J.P. Morgan & Co. Incorporated. He is also a director of Horizon Cellular Telephone Company.

          Mr. Herr has served as a director of the Company since October 1995. He has also served as Chief Financial Officer of Autodesk, Inc., a computer aided design software company, since 1992. From 1991 to 1992, Mr. Herr served as Vice President-Finance and Planning of Sun Microsystems.

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

          The Board of Directors has two standing committees: (i) the Audit Committee; and (ii) the Compensation Committee. The Audit Committee meets with the Company's independant auditors, makes recommendations to the Board of Directors concerning the acceptance of the reports of such auditors and the accounting policies and procedures of the Company, and reviews financial plans and operating results of the Company. The Audit Committee is comprised of Messrs. Herr, Allen and Sun. During fiscal year 1996, the Audit Committee held 2 meetings. The Compensation Committee meets with management and makes recommendations to the Board of Directors concerning the annual compensation for all executive officers and key employees of the Company. The Compensation Committee is comprised of Messrs. Gibson and Watkins. During fiscal year 1996, the Compensation Committee held 4 meetings. The Board of Directors does not have a standing nominating committee.

          During the fiscal year ended January 31, 1996, the Board held 15 meetings. Each director attended at least 75% of the meetings of the Board and its committees on which they served during their period of service.

DIRECTOR COMPENSATION

          Directors are reimbursed for out-of-pocket travel expenses associated with their attendance at Board meetings. Directors receive no cash compensation for their services on the Board of Directors or any committee thereof.

          In September 1993, in connection with his appointment to the Board of Directors, C. Scott Gibson was granted options to purchase 16,000 shares of Common Stock at an exercise price of $2.50 per share. In September 1995, Eric Herr was granted options to purchase 12,000 shares of Common Stock at an exercise price of $17.25 per share. Mr. Herr was also provided the right to be granted options to repurchase 3,000 shares of Common Stock on the next business day following each annual meeting. On November 9, 1995, Mr. Allen and Mr. Sun each was granted options to purchase 12,000 shares of Common Stock at an exercise price of $14.25 per share. The exercise price of each of the foregoing options was or will be equal to the fair market value of the Common Stock on the date of grant; such options vest over approximately four years beginning on the grant date, subject to the director's continued service as a member of the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          Prior to the Company's initial public offering which closed on July 6, 1995, all matters concerning executive officer compensation were addressed by the entire Board of Directors after recommendations from the Compensation Committee. Peter R. Tierney and James C. Williams were each directors and executive officers during that period. After the closing of the initial public offering, all matters concerning executive officer compensation were addressed by the Compensation Committee.

REQUIRED VOTE

          The six nominees receiving the highest number of affirmative votes of shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                              EXECUTIVE OFFICERS

          The following table sets forth information regarding the executive officers of the Company:


          NAME           AGE                  POSITION
          ----           ---                  --------
Peter R. Tierney         51    Chairman of the Board, Chief Executive Officer
                               and President
William D. Griffin       38    Senior Vice President, Finance & Administration,
                               Chief Financial Officer and Secretary
Alan P. Patty            48    Senior Vice President, Sales & Services
John Binns               47    Senior Vice President, Product Development


          Mr. Tierney has served as Chief Executive Officer, President and director of Inference since January 1991, and as Chairman of the Board since January 1995. Prior to joining Inference, Mr. Tierney was an executive officer of Oracle Corporation, a database company ("Oracle"), for several years where his last position was Senior Vice President, Marketing.

          Mr. Griffin has served as Senior Vice President, Finance & Administration, since February 1995 and Chief Financial Officer and Secretary of Inference since May 1995. From May 1990 until February 1995, Mr. Griffin served as Vice President, Finance & Administration. Prior to joining Inference, he held several positions at Ernst & Young, a public accounting firm, including senior audit manager in the firm's high technology group.

          Mr. Patty has served as Senior Vice President, North American Operations, of Inference since September 1995. From May 1991 until February 1992, he served as Vice President of Sales, Western Group; from February 1992 until February 1995, he served as Vice President of North American Product Sales; and from February 1995 to September 1995 he served as Senior Vice President, Sales & Services. Prior to joining Inference, he held senior sales management positions at Oracle for seven years, where he most recently served as Director of State Government Industry Sales.

          Mr. Binns has served as Senior Vice President, Product Development, of Inference since January 1994. Since November 1990 he has served as the Technical Director of Inference Ltd., which he joined upon the sale of Expertech Ltd., an expert systems software company ("Expertech"), to Inference in November 1990. Prior to joining Inference Ltd., he was Technical Director of Expertech for six years. Expertech was placed in receivership in 1990 and then sold to the Company.

          The Company's Senior Vice President, International, Peter Price, resigned from the Company effective May 17, 1996. Prior to his resignation, he was also the Managing Director of Inference, Ltd., the Company's wholly-owned subsidiary located in the United Kingdom.

                       COMMON STOCK OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of May 15, 1996, regarding the beneficial ownership of the Company's Class A Common Stock ("Common Stock") by: (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each of the directors and director nominees of the Company; (iii) each executive officer listed in the Summary Compensation Table below; and (iv) all current directors and executive officers of the Company as a group.

                                              APPROXIMATE
                                            NUMBER OF SHARES      PERCENTAGE
        NAME                               BENEFICIALLY OWNED        OWNED
        ----                               ------------------        -----
Lockheed Corporation                                 570,246         8.4%
     6801 Rockledge Drive
     Bethesda, MD 20817
J.P. Morgan Investment Corporation              277,416/(1)/         4.1%
     101 California Street, 38th Floor
     San Francisco, CA 94111
Peter R. Tierney                                233,610/(2)/         3.3%
Peter Price                                      64,801/(3)/          *
Anthony Sun                                      57,569/(4)/          *
Alan P. Patty                                    48,334/(5)/          *
William D. Griffin                               43,066/(6)/          *
John Binns                                       30,466/(7)/          *
C. Scott Gibson                                  11,000/(8)/          *
Eric Herr                                         1,000               *
Dean O. Allen                                              -          -
John Watkins                                               -          -
All directors and executive officer             489,846/(9)/         6.9%
as a group (10 persons)

_______
  * Less than 1%.

(1) Includes 900 shares subject to options that are exercisable on or before July 15, 1996. J.P. Morgan Investment Corporation ("Morgan") also beneficially owns 1,190,332 of the Company's Class B Common Stock ("Class B Common Stock") and 161,579 shares of the Class B Common Stock upon exercise of warrants with exercise prices of $5.00 or $5.25 per share. Except as provided by law, the Class B Common Stock generally is non-voting. A holder of Class B Common Stock may convert its Class B Common Stock into the Company's Class A Common Stock only to the extent that, as a result, it would not hold more than 5% of the outstanding shares of the Class A Common Stock. Thus, taking into account the number of shares which currently can be converted into Class A Common Stock, Morgan would beneficially own 5% of the Company's Class A Common Stock.

(2) Includes 213,610 shares subject to options that are exercisable on or before July 15, 1996.

(3) Includes 58,801 shares subject to options that are exercisable on or before July 15, 1996.

(4) Includes 3,300 shares subject to options that are exercisable on or before July 15, 1996. Includes 21,068 shares and 9,045 shares held of record by Venrock Associates (a limited partnership) and Venrock Associates II, L.P., respectively, of which Mr. Sun is a general partner; Mr. Sun disclaims beneficial ownership of those shares except to the extent of his pro-rata interest.

(5) Includes 9,334 shares subject to options that are exercisable on or before July 15, 1996.

(6) Includes 39,066 shares subject to options that are exercisable on or before July 15, 1996.

(7) Includes 24,466 shares subject to options that are exercisable on or before July 15, 1996.

(8) Includes 4,000 shares subject to options that are exercisable on or before July 15, 1996.

(9) Includes 353,477 shares subject to options that are exercisable on or before July 15, 1996.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
          The following table sets forth the compensation for services in all capacities to the Comapny of those persons who were at January 31, 1996 (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company (the "Named Executive Officers"):

                                                      SUMMARY COMPENSATION TABLE
                                                      ANNUAL COMPENSATION/(1)/  LONG TERM
                                                                               COMPENSATION
                                                   -------------------------- ---------------
                                                                                 SECURITIES
                                                                                 UNDERLYING          ALL OTHER
                                           YEAR     SALARY($)      BONUS($)      OPTIONS(#)        COMPENSATION($)
                                          ------   -----------   -----------   --------------    ------------------
Peter R. Tierney......................     1996      $262,520       $150,000        172,000                   0
 President and Chief                       1995       256,520         15,000         26,000                   0
 Executive Officer
William D. Griffin....................     1996       165,050         50,000         42,000         $83,500/(2)/
 Senior Vice President, Chief              1995       145,200          5,000         17,000                   0
 Financial Officer and Secretary
Alan P. Patty.........................     1996       150,000        197,184         65,000                   0
 Senior Vice President, North              1995       132,000         83,220         10,000                   0
 American Operations
Peter Price(4)........................     1996       152,000        168,675         65,000         $18,250/(3)/
 Senior Vice President,                    1995       138,160         96,049         20,000          16,250/(3)/
 International
John Binns............................     1996       160,000         25,000         35,000         $20,500/(3)/
 Senior Vice President, Product            1995       140,000         20,000         19,000          17,200/(3)/
  Development

__________

(1) The Company has concluded that the aggregate amount of perquisites and other personal benefits, securities or property paid to each of the Named Executive Officers for each of the fiscal years 1996 and 1995 did not exceed the lesser of 10% of such officer's total annual salary and bonus for each such year or $50,000. Therefore, any such amounts are not included in the table.

(2) This amount represents relocation expenses paid by the Company.

(3) These amounts represent contributions by the Company's United Kingdom subsidiary, Inference Ltd., on behalf of Mr. Price and Mr. Binns to the Inference Ltd. defined contribution retirement plan.

(4) Mr. Price resigned as an executive officer from the Company effective May 17, 1996.


EMPLOYMENT AGREEMENTS

          The Company entered into an Employment Agreement, effective January 7, 1991, and amended February 1, 1995, with Peter R. Tierney pursuant to which he is responsible for the overall management of the Company. The agreement currently provides for the payment of a base salary at the annual rate of $265,000 for Mr. Tierney and also provides for the payment of an annual bonus in an amount, if any, to be determined by the Board of Directors (or by a committee designated by the Board of Directors) and for various other benefits. Pursuant to the Employment Agreement, Mr. Tierney's employment is at will and not for a specified term. In addition, the agreement provides for the payment of severance benefits upon the termination of Mr. Tierney's employment by the Company for any reason other than for cause. Under certain circumstances, such severance benefits would include payment to Mr. Tierney of his base salary for one year and twenty-five percent of his unvested options would be accelerated.

          As of November 1, 1990, the Company's subsidiary, Inference Ltd., entered into employment agreements with each of Peter Price and John Binns. The employment agreements with each of Mr. Price and Mr. Binns currently provide for a base salary of 105,000 british pounds and 110,000 british pounds, respectively. Inference Ltd. also makes an annual contribution of 12% of base salary of Mr. Price and Mr. Binns to their individual accounts in the Inference Ltd. defined contribution retirement plan. Under the agreements, Mr. Price and Mr. Binns each are required to give Inference Ltd. 12 months notice prior to their voluntary termination of employment, and Inference Ltd. is required to give each 12 months notice prior to termination of employment by Inference Ltd. As discussed above, Mr. Price resigned effective May 17, 1996.


OPTION GRANTS IN LAST FISCAL YEAR

          The following sets forth information concerning individual grants of stock options during the fiscal year ended January 31, 1996 to each of the Named Executive Officers:


                                                   INDIVIDUAL GRANTS
                       ------------------------------------------------------------------------
                                                PERCENT OF
                              NUMBER OF        TOTAL OPTIONS                                         POTENTIAL REALIZABLE VALUE
                             SECURITIES         GRANTED TO                                            AT ASSUMED ANNUAL RATES
                             UNDERLYING          EMPLOYEES         EXERCISE OR                      OF STOCK PRICE APPRECIATION
                               OPTIONS           IN FISCAL          BASE PRICE       EXPIRATION         FOR OPTION TERM/(3)/
                                                                                                  --------------------------------
NAME                       GRANTED(#)/(1)/         YEAR           ($/SHARE)/(2)/        DATE              5%($)          10%($)
- - ----                       ---------------         ----          --------------        ----              ----           -----
Peter R. Tierney             39,000/(4)/                            $11.00             3/07/05         $   15,688     $  279,092
                             13,000/(4)/                             16.25             3/07/05                 --         24,781
                            120,000                                  14.75             8/21/05          1,113,143      2,820,924
                       ----------------------                                                     ---------------- ---------------
                            172,000                 32%                                                 1,128,831      3,124,797

William D. Griffin            7,500/(4)/                             11.00             3/07/05              3,017         53,671
                              2,500/(4)/                             16.25             3/07/05                --           4,765
                              2,000                                   7.00             3/07/05             8,805          22,312
                             30,000                                  14.75             8/21/05           278,286         705,231
                       ----------------------                                                     ---------------- ---------------
                             42,000                  7%                                                  290,108         785,979

Alan P. Patty                 5,000                                   7.00            3/07/05             22,011          55,781
                             10,000/(4)/                             16.25            3/07/05                 --          19,062
                             50,000                                  14.75            8/21/05            463,810       1,175,385
                       ----------------------                                                     ---------------- ---------------
                             65,000                 12%                                                  485,821       1,250,228

Peter Price                   5,000                                   7.00            3/07/05             22,011          55,781
                             10,000/(4)/                             16.25            3/07/05                 --          19,062
                             50,000                                  14.75            8/21/05            463,810       1,175,385
                       ----------------------                                                    ---------------- ---------------
                             65,000                 12%                                                  485,821       1,250,228

John Binns                    5,000                                   7.00            3/07/05             22,011          55,781
                              5,000/(4)/                             16.25            3/07/05                 --           9,531
                             25,000                                  14.75            8/21/05            231,905         587,693
                       ----------------------                                                   ---------------- ---------------
                             35,000                  6%                                                  253,916         653,005

__________

(1) All stock options were granted under the Company's Amended and Restated 1993 Stock Option Plan (the "Plan") or in stock option agreements with terms similar to the terms of the Plan. For a description of the Plan, see "Summary Description of the Plan" in Proposal 4. All stock options vest over a period of four years, commencing one year from the date of grant.

(2) All stock options were granted with exercise prices equal to the fair market value of the Common Stock on the grant date or, in the case of performance-based options, on the date the performance goals were achieved.

(3) These amounts are based on compounded annual rates of stock price appreciation of five and ten percent over the 10-year term of the options. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall stock market conditions, as well as the optionholders' continued employment throughout the vesting period. The amounts reflected in this table may not necessarily be achieved or may be exceeded. The indicated amounts are net of the option exercise price but before taxes that may be payable upon exercise.

(4) These performance-based options were granted on March 7, 1995, and the exercise prices of such options are equal to the fair market value of the Company's Common stock on the date the performance goal was achieved. On the date that these options were granted, the fair market value of the Common Stock was equal to $7.00 per share. This $7.00 price was used to determine the compounded annual rates of stock price appreciation reflected in this table.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

          The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the fiscal year ended January 31, 1996 and unexercised options held by each such officer as of January 31, 1996.

                                                           NUMBER OF SECURITIES UNDERLYING        DOLLAR VALUE OF UNEXERCISED IN-
                            SHARES          DOLLAR       UNEXERCISED OPTIONS AT FISCAL YEAR             THE-MONEY OPTIONS AT
                          ACQUIRED ON       VALUE                      END(#)                         FISCAL YEAR END($)/(1)/
                                                         ----------------------------------      ---------------------------------
         NAME             EXERCISE(#)    REALIZED($)      EXERCISABLE         UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
         ----           --------------  -------------    -------------       --------------      --------------    ---------------
Peter R. Tierney              --              --            233,610              194,266          $3,212,137          $690,907
William D. Griffin            --              --             40,465               58,534             556,394           330,217
Alan P. Patty                 --              --             54,133               80,867             744,328           339,421
Peter Price                   --              --             59,466               85,534             817,657           403,592
John Binns                    --              --             29,134               46,866             400,592           246,907

____________

(1) Calculated on the basis of the fair market value of the Common Stock of $16.25 per share at January 31, 1996, minus the per share exercise price, multiplied by the number of shares underlying the option.

          Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report of the Compensation Committee and the Company Stock Price Performance graph shall not be deemed to be incorporated by reference into any such filings.

                              COMPENSATION REPORT

          The Compensation Committee of the Board of Directors (the "Committee") is comprised of two independent outside directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. The Committee is responsible for setting and administering the policies that govern compensation for executive officers and key employees. The Committee evaluates the performance of management and determines compensation policies and levels. Prior to the Company's initial public offering which closed on July 6, 1995, the Committee only made recommendations regarding executive officer compensation to the full Board of Directors. Consequently, this Compensation Report with respect to the Company's fiscal year ended January 31, 1996 reflects to some extent the decisions of the full Board of Directors.

OVERVIEW AND PHILOSOPHY

          The Company believes that compensation should reflect the value created for its shareholders, while supporting the business strategies and long-range plans of the Company. Accordingly, the Company's executive compensation program is based on guiding principles designed to align compensation with the Company's business strategy and its overall financial performance. These principles are:

   (i) to attract and retain key executives critical to the long-term success of the Company who are of the highest caliber; and

   (ii) to motivate executives to enhance long-term shareholder value by building appropriate ownership in the Company.

          The Committee's approach is based upon a belief that a substantial portion of aggregate annual compensation for executive officers should be contingent upon the Company's performance and an individual's contribution to the Company's success. In addition, the Committee strives to align the interests of the Company's executive officers with the long-term interests of stockholders through stock option grants that can result in ownership of the Company's Common Stock.


EXECUTIVE OFFICER COMPENSATION

          The Company's compensation program for executive officers is based on the following guidelines:

          . Establishment of salary levels and participation in generally available employee benefit programs based on competitive compensation package practices.

          .    Utilization of an annual performance-based, cash incentive plan.

          . Inclusion of equity opportunities that create long-term incentives based upon increases in shareholder return.

          In fiscal 1996, the Committee approved and the Company made awards pursuant to a cash incentive plan that provided for bonus awards to be made to the executive officers subject to an aggregate budget for all awards under the plan. The plan established a minimum level of operating income to be achieved by the Company quarterly and/or annually before any payments would be made under the plan.

          The Company's operating income exceeded the target established under the plan. As a result, the bonus awards to executive officers under the plan were distributed to the executive officers as permitted by the plan. The total of all payments under the plan were within the budget approved previously by the Committee.

          Based upon the guidelines set forth above, during fiscal 1996, the Committee approved modest increases in each of the executive officers' base salary levels for fiscal 1997. The Company maintains a set of guidelines for use in making recommendations to the Committee on individual grants of stock options, including the size of such grants, to executive officers. Options to purchase the Common Stock of the Company were granted to the executive officers by reference to the guidelines. These guidelines are developed by reference to information that the Committee believes fairly reflect the competitive environment in which the Company operates and which are consistent with the compensation principles set forth above.

CHIEF EXECUTIVE OFFICER COMPENSATION

          Mr. Tierney has been CEO of the Company since 1991. His base salary prior to the beginning of fiscal 1996 was $256,520, increased to $262,500 during fiscal 1996, and increased further to $265,000 for fiscal 1997. These small increases in base salary reflect the Committee's above described compensation approach that annual compensation should be based to some extent on an incentive bonus tied to the Company's annual performance.

          Mr. Tierney received a cash bonus in the amount of $150,000 based upon Mr. Tierney's performance as reflected by the Company's operating income results. Competitive pay practice data evaluated by the Committee was derived from information of other technology companies, as compiled by the Committee. The Committee focused on technology companies with similar revenues and similar valuations.

          During fiscal 1996, the Committee granted to Mr. Tierney options to purchase 172,000 shares of common stock which vest over four years. The Committee believes Mr. Tierney has managed the Company well, and has achieved distinguished results, including in terms of revenue, gross margin, operating income and net income growth.

          The foregoing report has been furnished by the Company's full Board of
Directors:

                    C. Scott Gibson     Peter R. Tierney
                    John Watkins        Dean O. Allen
                    Eric Herr           Anthony Sun


                                                  April 30, 1996

                     COMPANY STOCK PRICE PERFORMANCE


          The following chart shows a comparison of the cummulative total return of the Company's Common Stock,the CRSP Total Return Index for The Nasdaq Stock Market (U.S. Index) ("Nasdaq Index") and the CRSP Total Return Industry Index for the Nasdaq Computer & Data Processing ("Computer Index") for the period commencing on June 29, 1995 and ending on January 31, 1996.



      COMPARISON OF CUMMULATIVE TOTAL RETURN FROM JUNE 29, 1995 THROUGH
                               JANUARY 31, 1996



                       [PERFORMANCE GRAPH APPEARS HERE]



                   -----------------------------------------------------------------------------------------------
                     29-Jun-95   31-Jul-95   31-Aug-95   30-Sep-95   31-Oct-95   30-Nov-95   31-Dec-95   31-Jan-96
- - ------------------------------------------------------------------------------------------------------------------
         Inference  $     100   $      134  $      164  $      136  $      110  $      157  $      173  $      148
- - ------------------------------------------------------------------------------------------------------------------
    Computer Index  $     100   $      107  $      106  $      110  $      116  $      116  $      115  $      114
- - ------------------------------------------------------------------------------------------------------------------
      Nasdaq Index  $     100   $      108  $      110  $      113  $      112  $      115  $      114  $      115
- - ------------------------------------------------------------------------------------------------------------------

_____________________

     1 For purposes of this presentation, the Company has assumed that its initial offering price per share of $11.00 would have been the closing sales price on June 29, 1995, the day prior to the commencement of trading. Trading in the Company's Common Stock commenced on June 30, 1995 and the Company's fiscal year ended January 31, 1996.

     2 Assumes that $100 was invested on June 29, 1995 in the Company's Common
       Stock at the Company's initial offering price of $11.00 per share and at the closing price for each index on that date and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

       SHAREHOLDER RETURNS OVER THE INDICATED PERIOD SHOULD NOT BE CONSIDERED INDICATIVE OF FUTURE SHAREHOLDER RETURNS.

                             CERTAIN TRANSACTIONS

SPIN-OFF TRANSACTION

          Until recently, the Company's revenues were derived from two separate product lines: (i) the customer support product line, consisting of the CBR Express family of products and associated services (the "CBR Business"), and
(ii) the application development and solutions product line, which includes the Inference legacy products: ART, ART-IM and ART*Enterprise and associated services (the "Tools Business"). In the fourth quarter of fiscal 1995, the Company made a strategic decision to focus on the CBR Business and to divest the Tools Business. As of May 1, 1995 (the "Spin-Off Date"), the Company transferred certain assets and liabilities of the Tools Business to Brightware, Inc., a wholly-owned subsidiary of the Company ("Brightware"), and distributed all of the shares of Brightware to the Company's shareholders (the "Spin-Off'). In connection with the Spin-Off, the Company retained ownership of its two international subsidiaries, Inference Ltd. and Inference GmbH. In addition to distributing the products of the CBR Business, Inference Ltd. continues to distribute the products of the Tools Business in certain specified countries.

          Master Contribution and Spin-Off Agreement. Effective as of the Spin-Off Date, the Company and Brightware entered into the Master Contribution and Spin-Off Agreement (the "Master Agreement") that provides for, among other things, the principal corporate transactions that were required to effect the Spin-Off and certain other agreements governing the relationship between the Company and Brightware. Under the terms of the Master Agreement, effective as of the Spin-Off Date, Inference contributed to Brightware all the business, properties, assets, goodwill and rights (other than the Retained Assets described below) of Inference related exclusively to the Tools Business, together with certain additional properties, assets and rights (collectively, the "Acquired Assets"). The Acquired Assets included (i) personal computers, software licensing agreements and related support agreements; (ii) existing contracts exclusively with customers of the Tools Business and certain contracts with customers of both the CBR Business and the Tools Business; (iii) certain vendor licenses and agreements; (iv) accounts receivable of the Tools Business;
(v) cash in the amount of $1,683,750; (vi) certain capitalized software associated with the Tools Business; (vii) certain technology and intellectual property; and (viii) the books of account, records and files related to the Tools Business. Inference retained ownership of all the business, properties, assets, goodwill and rights of Inference that are not Acquired Assets (collectively, the "Retained Assets"), including certain contracts with customers of both the CBR Business and the Tools Business.

          Under the terms of the Master Agreement, Brightware assumed, and will perform when due and indemnity and hold Inference harmless from and against all liabilities and obligations of Inference related exclusively to the Acquired Assets (other than the Retained Liabilities described below) (collectively, the "Assumed Liabilities"). Inference retained and is solely responsible for, and will indemnity and bold Brightware harmless from and against, all liabilities and obligations of the Company that relate to the Retained Assets, obligations under the terms of Company stock options held by employees of the Tools Business, the accounts payable of the Tools Business as of the Spin-Off Date and certain obligations of the Company relating to certain equipment leases and other agreements of the Company (collectively, the "Retained Liabilities").

          As of the Spin-Off Date, all 57 employees of the Tools Business became employees of Brightware. Active participation of Tools Business employees in the Inference benefit plans and programs ceased as of the Spin-Off Date. For a period of 18 months after the Spin-Off Date, the Company and Brightware will not hire any employee of the other party unless such employee has not been employed by such party for a period of three months.

          Under the terms of the Master Agreement, employment or termination with Brightware will be deemed employment or termination with Inference for purposes of the vesting and termination provisions of the Inference stock options held by Brightware employees. All unvested Inference stock options held by Brightware employees continue to vest in accordance with the terms of the related stock option agreements and all vested Inference stock options held by Brightware employees remain exercisable in accordance with the terms thereof; provided, however, that all incentive stock options held by Brightware employees were converted into nonqualified stock options. The exercise price for the Inference stock options remained the same as prior to the Spin-Off Date. The Master Agreement also provides that, in the event of the sale of all or substantially all of the outstanding shares or assets of Brightware, or certain mergers, reorganizations or other business combinations involving Brightware, vesting of Company options held by Brightware employees will accelerate by one year and the remaining unvested options lapse.

          Pursuant to the Master Agreement, Brightware granted options to purchase shares of Brightware Common Stock to each transferred employee and each remaining employee of the Company holding Inference stock options as of the Spin-Off Date based upon the percentage of Inference's fully diluted equity represented by the Inference stock options held by such employees. The exercise price of the Brightware stock options is the fair market value of the Brightware Common Stock as of the date of grant.

          For a period of three years, Inference shall have a right of first refusal with respect to the sale of Brightware to certain companies.

          Administration and General Service Agreement. As of the Spin-Off Date, Inference and Brightware entered into an Administration and General Service Agreement (the "Administrative Services Agreement") pursuant to which Inference was obligated to provide to Brightware, until January 31, 1996 (subject to a 90 day extension at the option of Brightware), certain services and support relating to the day-to-day operations of the Tools Business. Such services and support included (i) corporate administrative services, (ii) computer systems and network services, (iii) operations support services, (iv) customer services, training and technical support and (v) maintenance services. The Administrative Services Agreement also sets forth the terms pursuant to which Inference made available to Brightware certain offices and office equipment in order to conduct the Tools Business following consummation of the Spin-Off. For such services, support and facilities, Brightware paid Inference a management fee in the aggregate of $760,000.

          Technology Transfer and License Agreement. Pursuant to a Technology Transfer and License Agreement (the "License Agreement"), Brightware was assigned the proprietary rights to certain technologies and other assets used in the Tools Business, including certain (i) source codes and binary codes, (ii) documentation and other marketing and support materials, (iii) trademarks and copyrights, (iv) trade secrets, including customer data, and (v) other technology and proprietary information. A portion of the CBR technology (the "ART CBR Kernel"), however, is required for certain applications in the Tools Business. Inference, therefore, granted Brightware an irrevocable, perpetual, worldwide, royalty-free, non-exclusive license to (y) use, reproduce, prepare derivative works based upon, make, have made, enhance and distribute copies under and otherwise sublicense the source code and binary code of the ART CBR Kernel pursuant to the terms of the License Agreement and (z) distribute copies of, offer for sale, sell, transfer ownership of, rent, lease, lend, perform publicly and publicly display products embodying such source code and binary code; provided, however, Brightware does not publicly disclose the source code. Inference and Brightware also agreed to grant nonassignable, nontransferable and nonexclusive permanent cross licenses with respect to certain Brightware products and Inference products for the other's internal business purposes. For a period of 36 months from the Spin-Off Date, Brightware agreed not to compete with the Company by releasing application software products that (i) use the source code or binary code of the ART CBR Kernel, (ii) are competitive with Inference in the call center market and (iii) are not positioned in any of the possible Brightware application areas.

          The License Agreement also provides that Brightware has a limited right to use the trademark and trade name "Inference" to identify its lineage from Inference. For example, Brightware may use the phrase "formerly a Division of Inference Corporation" in connection with the Tools Business. In addition, to the extent Inference has trademark rights to "CBR" and "Case-Based Reasoning," Inference granted Brightware a perpetual, irrevocable royalty-free, non-exclusive license to use such trademarks.

          Distributorship Agreements. As of the Spin-Off Date, individual Distributorship and Licensing Agreements (collectively, the "Distributorship Agreements") were entered into by and between (i) Inference and Brightware, with Inference as the distributor, (ii) Inference and Brightware, with Brightware as the distributor and (iii) Brightware and Inference Ltd., a wholly-owned subsidiary of Inference registered under the laws of the United Kingdom ("IL"), with IL as distributor. Each Distributorship Agreement sets forth the terms and conditions pursuant to which the distributor may distribute within certain specified territories certain proprietary software and computer programs, and the reference manuals therefor, of the other party to the Distributorship Agreement, and the terms of the limited licenses granted with respect to such products. The initial term of each Distributorship Agreement expires on April 30, 1998, subject to extension. The distributorship arrangements are nonexclusive, except with respect to the Distributorship Agreement between Brightware and IL, which is exclusive in certain territories.

LIMBEX TRANSACTION

          Pursuant to a license agreement dated as of May 9, 1995, the Company granted a worldwide, perpetual irrevocable license (with the right of sublicense) to Limbex Corporation ("Limbex") with respect to certain of the Company's technology (the "Licensed Technology") unrelated to the Company's current CBR business. Limbex paid the Company $100,000 on the execution of the agreement and is obligated to make five semi-annual installments of $100,000 over 2-1/2 years from the date of the agreement, the last four of which are guaranteed by Quarterdeck Corporation, a shareholder of Limbex ("Quarterdeck"). Limbex shall also pay royalties to the Company as follows: 3% of the net revenues received by Limbex up to $2 million in royalties paid; and thereafter 4% of the net revenues received by Limbex up to an additional $3 million in royalties paid, after which Limbex will have a fully paid, royalty-free license for the licensed technology. For a period of 2 years and 6 months from the date of the agreement, the Company has agreed not to license or disclose the source code of the Licensed Technology to other parties using such technology in products that would be competitive with Limbex. In the event Inference terminates the license agreement under certain circumstances, and subject to other terms and conditions, Quarterdeck has the right to assume the rights and obligations of Limbex under the agreement.

          In connection with the license agreement, the Company was issued convertible Series B Preferred Stock of Limbex, and the Company currently has a 22% interest in the equity of Limbex. The shares of Limbex stock held by Inference are subject to the terms of a buy-sell agreement and a shareholder voting agreement. One of the two principal shareholders of Limbex is Alexander
D. Jacobson who was previously the Company's Chairman of the Board and who remains a principal shareholder of the Company. The other principal shareholder of Limbex is Bradley Allen, who was the principal developer of the Licensed Technology while he was employed by the Company. Both Mr. Jacobson and Mr. Allen are also executive offices of Limbex. Mr. Tierney, the Company's Chief Executive Officer, is a director of Limbex.

OTHER TRANSACTIONS

          A letter agreement regarding severance dated as of February 28, 1995 was entered into by and between the Company and Alexander D. Jacobson, the previous Chairman of the Company's Board of Directors and a principal shareholder of the Company. Pursuant to the letter agreement, Mr. Jacobson's employment with the Company terminated as of the date thereof, and the Company agreed to pay Mr. Jacobson 14 months of his then current base salary (payable in 28 semi-monthly installments) and to continue extending certain health and life insurance and other benefits to Mr. Jacobson; provided, however, upon Mr. Jacobson's accepting employment with Limbex, such severance payments and benefits terminated. Mr. Jacobson's then unvested stock options as of February 28, 1995 were accelerated, and all of his stock options were extended until February 28, 1996.

          Lockheed Corporation ("Lockheed") and the Company are parties to the License Agreement dated as of December 1984, and the Company and Lockheed Missiles and Space Company, Inc., an affiliate of Lockheed, are parties to the Value Added Reseller Agreement dated November 16, 1994. Dean O. Allen, a member of the Company's Board of Directors, is an officer of Lockheed. Lockheed is also a principal shareholder of the Company. The revenues received by the Company from these agreements in fiscal 1994, 1995 and 1996 were $67,000, $80,000 and 9,000, respectively.

          The Company believes that the terms of all transactions described above between the Company and the principal shareholders, the officers and directors of the Company, or any of their affiliates, are not less favorable to the Company than terms that could have been obtained from unaffiliated third parties.

                                  PROPOSAL 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

          The Board of Directors has appointed the firm of Ernst & Young LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending January 31, 1997, and recommends that the shareholders vote for ratification of this appointment. In the event the shareholders do not ratify such appointment, the Board of Directors will reconsider its selection. Ernst & Young LLP has audited the Company's financial statements since January 31, 1986. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

REQUIRED VOTE

          The ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING JANUARY 31, 1997.



                                  PROPOSAL 3

                     APPROVAL OF ADOPTION OF THE INFERENCE
                   CORPORATION EMPLOYEE STOCK PURCHASE PLAN

          The Board of Directors has adopted, subject to shareholder approval, the Inference Corporation Employee Stock Purchase Plan (the "Stock Purchase Plan") effective as of August 1, 1996. Under the Stock Purchase Plan, 500,000 shares of the Company's Common Stock would be available for purchase by eligible employees electing to participate in the Stock Purchase Plan. Such employees would be entitled quarterly to purchase Common Stock of the Company, by means of payroll deductions, at a 15% discount from the market price of the Company's Common Stock. The Board of Directors believes that the Stock Purchase Plan would provide an additional incentive to employees to achieve business goals of the Company that would increase stock values and to remain in the employment of the Company.

SUMMARY DESCRIPTION OF THE STOCK PURCHASE PLAN

          The material provisions of the Stock Purchase Plan are summarized below. The following summary is qualified in its entirety by reference to the text of the Stock Purchase Plan, a copy of which is set forth as Exhibit A to this Proxy Statement.

          Operation of the Stock Purchase Plan. The Stock Purchase Plan operates as follows. Prior to the first day of each quarter of each calendar year, Qualified Employees (as such term is defined below) are given the opportunity to participate in the Stock Purchase Plan. Participating Qualified Employees ("Participants") designate a certain amount of their after-tax base salary to be set aside over the next three months (an "Offering Period") to purchase the Company's Common Stock. On the last day of each Offering Period (each an "Exercise Date"), the total amount set aside by each Participant is used to purchase Common Stock. The purchase price of each share of Common Stock is 85% of the closing price of a share of Common Stock on the NASDAQ National Market on the first day of the Offering Period or the Exercise Date, whichever is lower. Shortly after the Exercise Date, the Company issues to the Participants stock certificates representing the shares purchased under the Stock Purchase Plan. If the Stock Purchase Plan is approved by shareholders of the Company, the first Offering Period shall be a short period of two months commencing on August 1, 1996 and ending on September 30, 1996.

          Eligibility. Only Qualified Employees are eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan defines a "Qualified Employee" as an employee of the Company or any of its subsidiaries who has completed 12 months of continuous service with the Company or such subsidiary as of the first date of the applicable Offering Period and who is customarily employed for more than 20 hours per week and more than five months in a calendar year. The term "Qualified Employee" does not include any employee who, after giving effect to his or her participation in the Stock Purchase Plan, owns or would own stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. As of April 15, 1996, there were approximately 113 Qualified Employees, and the executive officers of the Company are Qualified Employees.

          Limitations on Amount of Shares to Purchase. The fair market value of stock purchased by any Participant cannot exceed $25,000 in any calendar year. In addition, the maximum amount that a Participant may elect to set aside under the Stock Purchase Plan in each Offering Period is 10% of his or her base salary. The minimum amount that a Participant may elect to set aside each pay period is $10.00.

          Term of Stock Purchase Plan. The Stock Purchase Plan has no definite term and will terminate when all of the shares subject to the Stock Purchase Plan have been purchased unless terminated sooner by the Board of Directors.

          Termination of Employment. The Stock Purchase Plan does not restrict the Company's right to terminate the employment of Participants. The Stock Purchase Plan provides that upon termination of a Participant's employment due to death, disability or retirement, the Participant or his or her personal representative may elect to either (i) purchase Common Stock under the Stock Purchase Plan as of the coinciding or next following Exercise Date using the funds credited to the Participant's account as of the date of death, disability or retirement, or (ii) receive a refund of the balance of the Participant's account. Upon termination of employment for a reason other than death, disability or retirement, the Participant will be deemed to have withdrawn from the Stock Purchase Plan and all amounts credited to his or her account for that Offering Period will be refunded to him or her without interest. Termination of employment has no effect on shares previously purchased under the Stock Purchase Plan.

          Acceleration Provision. Upon the dissolution or liquidation of the Company, or upon a reorganization of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, the Stock Purchase Plan will terminate and the rights of Participants to purchase shares under the Stock Purchase Plan will terminate and the Company thereupon will refund the balance of a Participant's accounts to the Participant, unless (i) the Committee (as such term is defined below) of the Board of Directors determines that the rights of Participants to purchase shares should accelerate or (ii) provision is made in connection with such transaction for the assumption of the Stock Purchase Plan or the substitution of rights to purchase the Company's Common Stock with rights to purchase stock of a successor employer corporation or an affiliate thereof, with appropriate adjustments as to number and kind of shares and prices. If the Committee determines to accelerate the rights of Participants to purchase Common Stock, the acceleration date designated by the Committee will be deemed to be the Exercise Date for purposes of computing the option price of the accelerated option.

          Amendment or Termination of the Stock Purchase Plan. The Board of Directors may amend, suspend or terminate the Stock Purchase Plan at any time and from time to time; provided, however, that, if any amendment would (i) materially increase the benefits accruing to Participants under the Stock Purchase Plan, (ii) materially increase the aggregate number of shares of Common Stock that may be issued under the Stock Purchase Plan, or (iii) materially modify the requirements as to eligibility for participation in the Stock Purchase Plan, then to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or required under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), or any other applicable law, or deemed necessary or desirable by the Board, such amendment will be subject to stockholder approval.

          Administration. The Board of Directors may appoint a Committee of the Board of Directors to administer the Stock Purchase Plan. The Committee would be composed of not less than two directors of the Company, each of whom is a "disinterested person" as that term is defined in Rule 16b-3(c)(2)(i) of the Exchange Act. The Committee would have the power to make, amend and repeal rules and regulations for the interpretation and administration of the Stock Purchase Plan that are consistent with applicable tax and securities laws.

          Federal Income Tax Consequences. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Under the Code, no taxable income is recognized by a Participant either as of the first day of each Offering Period ("Grant Date") or the last day of the Offering Period (the "Exercise Date"). Depending upon the length of time the acquired shares are held by the Participant, the federal income tax consequences will vary. If the shares are held for a period of two years or more from the Grant Date and for at least one year from the Exercise Date (the "Required Period"), and are sold at the price in excess of the purchase price paid by the Participant for the shares, the gain on the sale of the shares will be taxed as ordinary income to the Participant to the extent of the lesser of (i) the amount by which the fair market value of the shares on the Grant Date exceeded the purchase price, or (ii) the amount by which the fair market value of the shares at the time of their sale exceeded the price paid for the shares. Any portion of such gain not taxed as ordinary income will be treated as long-term capital gain to the Participant. If the shares are held for the Required Period and are subsequently sold at a price less than the purchase price paid by the Participant for the shares, the loss on the sale will be treated as long-term capital loss to the Participant. If the shares are held for the Required Period and are subsequently sold by the Participant, whether at a gain or loss, the Company will not be entitled to any deduction for federal income tax purposes.

          If a Participant disposes of shares within the Required Period, the Participant will recognize ordinary income in an amount equal to the difference between the purchase price paid by the Participant for the shares and the fair market value of the shares on the Exercise Date, and the Company will be entitled to a corresponding deduction for federal income tax purposes. In addition, if a Participant disposes of shares within the Required Period at a price in excess of the purchase price paid by the Participant for the shares, the Participant will recognize a capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date. Alternatively, if such shares are disposed of during the Required Period at a price less than the fair market value of the shares on the Exercise Date, the Participant will recognize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. The Company will not receive a deduction for federal income tax purposes with respect to any capital gain recognized by a Participant who sells shares within the Required Period.

          The foregoing tax summary is based upon federal income tax laws in effect as of April 15, 1996.

          The benefits that would be received by or allocated to executive officers of the Company participating in the Stock Purchase Plan and to other Qualified Employees cannot be determined at this time because a Qualified Employee's participation in the Stock Purchase Plan and the amount of funds set aside to purchase shares under the Stock Purchase Plan (subject to the limitations discussed above) are entirely within the discretion of the Participant. The closing price of the Company's Common Stock on the NASDAQ National Market on April 15, 1996, as reported in the Western Edition of The Wall Street Journal, was $18.00 per share.

REQUIRED VOTE

               The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the adoption of the Inference Corporation Employee Stock Purchase Plan and the reservation of 500,000 shares of Common Stock thereunder.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE INFERENCE CORPORATION EMPLOYEE STOCK PURCHASE PLAN AND THE RESERVATION OF 500,000 SHARES OF COMMON STOCK THEREUNDER.

                                  PROPOSAL 4

                        AMENDMENTS TO STOCK OPTION PLAN

          At the Annual Meeting, shareholders are being asked to approve amendments to the Company's Amended and Restated 1993 Stock Option Plan (the "Plan"). The Plan provides a means to attract and retain officers and key employees and promote the success of the Company.

PROPOSED AMENDMENTS TO THE PLAN

          Number of Shares Issuable.  Subject to approval by a majority of the
          -------------------------
shareholders, the Board of Directors has approved an amendment to the Plan to increase the number of shares of Class A Common Stock of the Company ("Common Stock") authorized to be issued under the Plan by 500,000 shares, from 800,000 shares to 1,300,000 shares. At the Annual Meeting, shareholders will be requested to approve this increase.

          At April 15, 1996, options covering 635,815 shares of Common Stock had been granted under the Plan and of this amount options covering 53,793 shares had been exercised, leaving 164,185 shares currently available to be granted. This number of available shares is insufficient to fulfill the Company's compensation objectives. Equity incentives have continually been a significant component of compensation for the Company's employees. By linking key employees' compensation to corporate performance, the employees' reward is directly related to the Company's success. The Company believes the use of equity incentives increases employee motivation to improve shareholder value.

          Acceleration of Vesting.  In addition, the Board of Directors approved
          -----------------------
the following provisions to be included in the Plan:

          (a) The Board of Directors in its sole discretion can accelerate the time at which an option or an installment of an option may be exercised; and

          (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation (other than any reorganization, merger or consolidation effected to change the Company's state of incorporation), or upon a sale of substantially all of the Company's property or a sale of more than eighty percent (80%) of the then outstanding stock of the Company to another corporation (collectively, a "Terminating Transaction"), all optionees shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Board shall designate, to exercise their stock options to the full extent not previously exercised, including any unvested installments. Upon consummation of any Terminating Transaction, the Plan will terminate and any outstanding stock options will terminate unless provision is made in writing in connection with the Terminating Transaction for the continuance of the Plan and for the assumption of the stock options, or for the substitution for such stock options of new options covering the securities of a successor employer corporation, or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices.

          Prior to these amendments, in the event of a Terminating Transaction or otherwise, stock options granted under the Plan could not be accelerated. However, the proposed acceleration provisions discussed above are contained in the Company's Fourth Amended and Restated Inference Corporation Incentive Stock Option Plan and Nonstatutory Stock Option Plan and in several stock option agreements.

REQUIRED VOTE

          The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment to increase the number of shares available for issuance under the Plan by 500,000 shares and to provide for accelerated vesting of options in certain events or at the discretion of the Board of Directors (collectively, the "Amendments").

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENTS.

SUMMARY DESCRIPTION OF THE PLAN.

          The material features of the Plan are described below.

          Purpose of the Plan
          -------------------

          The Plan was adopted to promote the growth and profitability of the Company by providing, through the granting of options, incentives to attract highly talented persons to positions with the Company, to retain such persons and to motivate them to use their best efforts on behalf of the Company. The Plan is composed of two parts: the Incentive Stock Option Plan (the "Incentive Plan") and the Nonstatutory Stock Option Plan (the "Nonstatutory Plan"). Options granted under the Incentive Plan ("Incentive Options") are intended to qualify as "incentive stock options" under the requirements of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). Options granted under the Nonstatutory Plan ("Nonstatutory Options") are not intended to qualify as Incentive Options. Incentive Options and Nonstatutory Options granted or to be granted under the Plans are collectively referred to herein as "Stock Options."

          Administration of the Plan
          --------------------------

          The Plan is administered by the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Board has sole discretion to determine from among eligible persons to whom, and the time or times at which, options may be granted, the number of shares of Common Stock to be subject to each option, and the period for the exercise of each Stock Option. Under the Plan, the Board has discretion, within the limits set by the Plan to interpret the Plan, to prescribe, amend or rescind rules and regulations relating to the Plan, to determine the details and provisions of each stock option agreement between the Company and each person to whom options are granted, to delegate some or all of its powers under the Plan to a committee of the Board and to make all other determinations necessary or appropriate in the administration of the Plan.

          Securities Subject to the Plan
          ------------------------------

          The maximum aggregate number of shares of Common Stock of the Company which may currently be optioned and sold under the Plan is 800,000 shares. This constitutes an absolute cumulative limitation on the total number of shares that may be optioned under both the Incentive Plan and the Nonstatutory Plan; therefore, at any particular date, the maximum aggregate number of shares which may be optioned under the Plan is equal to 800,000 minus the number of shares previously issued or subject to then outstanding options under the Plan. Shares of Common Stock that are subject to Stock Options which for any reason terminate or expire without being exercised shall again be available for granting under the Plan.

          The number or kind of shares reserved for issuance under the Plan, as well as the number of shares and the purchase prices covered by outstanding Stock Options, are subject to proportionate adjustment by the Board to reflect reorganizations, stock splits, stock dividends and other changes in the capitalization of the Company.

          Employees, Directors and Consultants Who May Participate in the Plans
          ---------------------------------------------------------------------

          Any employee who contributes materially to the success of the Company or any Parent or Subsidiary Corporation (as such terms are defined in the Stock Option Plan, each a "Participating Company") is eligible to participate in the Incentive Plan. Any employee, director (including non-employee directors) or consultant who contributes materially to the success of any Participating Company is eligible to participate in the Nonstatutory Plan. The Board of Directors, in its sole discretion, has the power to determine which persons meet the eligibility requirements of the Plan and which persons shall be granted Stock Options.

          Terms and Conditions of Options
          -------------------------------

          Option Agreement. Options granted under the Plan will be evidenced by a stock option agreement in such form as the Board of Directors may from time to time approve. Other than the stock option agreement, optionees are not provided with any periodic or other report concerning the status of their individual options. The Company will distribute to each optionee copies of all reports, proxy statements and other communications which are distributed to its shareholders generally. The Company will also supply information in response to inquiries.

          Option Price. The option exercise price for shares to be issued under the Plan will be determined by the Board, but in no event may the option exercise price be less than the fair market value of the Common Stock on the date the option is granted. If the optionee holds more than 10% of the outstanding shares of the Company's Common Stock, the option exercise price may not be less than 110% of the fair market value of the Common Stock on the date the option is granted.


          The term "fair market value" means: (i) if shares are exchange-traded or traded on the NASDAQ National Market, the closing sales price per share of the shares; (ii) if shares are regularly traded in any over-the-counter market other than the NASDAQ National Market, the average of the bid and asked prices per share of the shares; and (iii) if shares are not traded as described in (i) or (ii) above, the per share fair market value of the shares as determined in good faith by the Board on such basis as the Board in its sole discretion shall choose. The date of determination of fair market value with respect to (i) and
(ii) above shall be the date of the option grant, or if no trading in the shares takes place on such date, on the next preceding trading day on which there has been such trading. The date of determination of fair market value with respect to (iii) above shall be the date of the option grant.

          Term and Exercisability of Options. The term of Stock Options granted under the Plan shall be for such periods as the Board determines and shall vest and become exercisable in such installments and at such times as the Board may provide in each individual Stock Option grant, but at a rate not less than twenty percent (20%) per year, and the Board may thereafter in its sole discretion accelerate the time at which an option or installment may be exercised. The period for the exercise of each Stock Option cannot exceed ten
(10) years from the date of grant, except in the case of a shareholder holding more than ten percent (10%) of the outstanding shares of the Company's Common Stock, in which case the term for the exercise of an Incentive Option cannot exceed five (5) years from the date of grant.

          Termination of Employment or Directorship. In general, in the event of termination of employment or a directorship by reason of an optionee's disability or death, any unexercised vested installments of Stock Options granted under the Plan of such optionee will expire and become unexercisable as of the earlier of (a) the original termination date of the option, or (b) the first anniversary of the date of such termination of employment or directorship. In the event that an optionee's employment or directorship with the Company or a Participating Company is terminated for any reason other than death or disability, any unexercised vested installments of options granted under the Plan to such an optionee shall expire and become unexercisable as of the earlier of (i) the original termination date of the option or (ii) three (3) months following the termination of employment or of directorship. Regardless of the reason for the termination of the optionee's employment or directorship, the Board in its discretion, with the consent of the optionee or the optionee's estate (in the case of the death of the optionee), may extend the period of time in which unexercised vested installments of Stock Options remain exercisable after termination of the optionee's employment or directorship, but not later than the original termination date of the option. In the case of Incentive Options, such an extension may result in loss of the tax treatment accorded Incentive Options. Any installments of a Stock Option that have not vested as of the date of termination of employment or directorship for any reason will expire and become unexercisable as of the date of such termination.

          Terminating Transactions. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation (other than any reorganization, merger or consolidation effected to change the Company's state of incorporation), or upon a sale of substantially all of the Company's property or a sale of more than eighty percent (80%) of the then outstanding stock of the Company to another corporation (collectively, a "Terminating Transaction"), all optionees shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Board shall designate, to exercise their Stock Options to the full extent not previously exercised, including any unvested installments (in such case certain of the Incentive Options could lose the tax treatment accorded to Incentive Options). Upon consummation of any Terminating Transaction, the Plan will terminate and any outstanding Stock Options will terminate unless provision is made in writing in connection with the Terminating Transaction for the continuance of the Plan and for the assumption of the Stock Options, or for the substitution for such Stock Options of new options covering the securities of a successor employer corporation, or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices.

          Limitations on Transfer
          -----------------------

          No Stock Option granted under the Plan may be transferred by an optionee other than by will or the laws of descent and distribution and, during the lifetime of an optionee, the option will be exercisable only by the optionee.

          Exercise of Options
          -------------------

          Stock Options may be exercised in full or in part (except with respect to fractions of shares) and are deemed to be exercised upon receipt by the Company of written notice of such exercise and full payment for the shares covered by the exercise. The exercise price is payable by cash upon exercise of the Stock Option. An optionee may also exercise shares of Common Stock using previously acquired Common Stock, subject to all restrictions and limitations of applicable law and the terms of the Plan.

          Amendment or Termination
          ------------------------

          The Plan provides that the Board may at any time amend, alter, and/or terminate the Plan; provided, however, the Board shall not amend the Plan in any manner which would adversely affect Stock Options previously granted. To the extent necessary or desirable to comply with Rule 16b-3 of the Exchange Act, the Code or any other applicable law or regulation, the Company shall obtain shareholders' approval of any amendment to the Plan in such a manner and to such a degree as required.

          Unless sooner terminated by the Board, the Plan will terminate on September 15, 2003, and no further options may be granted thereafter. Termination of the Plan will not affect any right to purchase shares granted under the Plan prior to the date of termination.

FEDERAL INCOME TAX CONSEQUENCES

          Nonstatutory Options
          --------------------

          The grant of a Nonstatutory Option under the Nonstatutory Plan will not result in taxable income to the recipient at the time of the grant. When the holder exercises the Nonstatutory Option, however, he or she will generally recognize ordinary income equal to the difference between the option price and the fair market value of the shares at the time of exercise. If the option holder exercises the option within six months of its date of grant and is subject to the restrictions on resale of Common Stock under Section 16(b) of the Exchange Act, such person instead generally recognizes ordinary income at the end of the six-month period following the date the option was granted. Nevertheless, such a participant may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The Corporation is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by the option holder.

          If a holder of a Nonstatutory Option pays the option exercise price solely in cash, his or her basis in the shares acquired is equal to the fair market value of the Common Stock on the date ordinary income is recognized and, upon subsequent disposition, any further gain or loss is taxable either as a short-term or long-term capital gain or loss, depending on how long the shares of Common Stock are held. The holding period for such shares commences as of the date ordinary income is recognized.

          If a holder of a Nonstatutory Option pays the exercise price, in full or in part, with previously acquired shares of Common Stock, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received over the exercise price. No additional gain or loss is recognized as a result of the disposition of previously acquired shares of Common Stock. The shares of Common Stock received by the option holder, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as such previously acquired shares. The shares of Common Stock received by the option holder in excess of the number of previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date ordinary income is recognized.

          Incentive Options
          -----------------

          An employee who is granted an Incentive Option under the Incentive Plan does not recognize taxable income either on the date of grant or on the date of its timely exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. Upon disposition of the Common Stock acquired upon exercise of an Incentive Option, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the option exercise price, provided that the employee has not disposed of the Common Stock within two years of the date of grant or within one year from the date of exercise. If the employee disposes of the Common Stock without satisfying both holding period requirements (a "Disqualifying Disposition"), he or she will generally recognize ordinary income at the time of such Disqualifying Disposition in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise (the value on a later day may govern in the case of an optionee who exercises an Incentive Option within six months of the date of grant and whose sale of Common Stock at a profit could subject him or her to suit under Section 16(b) of the Exchange
Act) over the exercise price or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or net loss is treated as a short-term or long-term capital gain or loss, depending upon how long the Common Stock is held. Unlike the case in which a Nonstatutory Option is exercised, the Corporation is not entitled to a tax deduction upon either the timely exercise of an Incentive Option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

          In addition to the regular income tax, an employee may be subject to the federal alternative minimum tax if his or her alternative minimum taxable income ("AMTI") exceeds certain amounts. The excess of the fair market value of the Common Stock received upon exercise of an Incentive Option over the option exercise price (the "spread") is includable in the employee's AMTI. In the case of an optionee who exercises an Incentive Option within six months after its date of grant and whose sale of Common Stock could subject him or her to suit under Section 16(b) of the Exchange Act, it is generally the excess of the fair market value on the date six months following the date of the grant of the Incentive Option over the exercise price that is includable in AMTI. If a Disqualifying Disposition occurs at a loss in the same taxable year that the excess was includable in AMTI, the includable amount is limited to the excess of the amount realized on the Disqualifying Disposition over the exercise price. For the purpose of AMTI, the gain or loss on sale of the Common Stock is calculated by including a basis adjustment for the amount included in AMTI upon exercise.

          If the holder of an Incentive Option pays the exercise price, in full or in part, with previously acquired shares of Common Stock, the exchange should not affect the Incentive Option tax treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss should be recognized on the exchange, and the shares of Common Stock received by the participant which are equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. The option holder, however, will not be able to utilize the old holding period for the purpose of satisfying the Incentive Option statutory holding period requirements. Shares of common stock received by the option holder in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the shares of common stock are issued to the option holder upon exercise of the Incentive Option. If such an exercise is effected using Common Stock previously acquired through the exercise of an Incentive Option, the exchange of previously acquired shares of Common Stock will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

          Limitations on Deductibility
          ----------------------------

          If, as a result of certain changes in control of the Company, a recipient's options become immediately exercisable, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." This amount will generally be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300% of the recipient's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such recipient's average annual taxable compensation will be subject to a 20% nondeductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

          Effective January 1, 1994, the amount which may be deducted by the Corporation with respect to compensation paid to the Chief Executive Officer and four other most highly compensated executives is generally limited to $1 million per tax year for each individual. Options granted under the Plans may be exempt from the $1 million limit because of a "performance-based" exception.

          Withholding Taxes
          -----------------

          In general, federal income taxes will be required to be withheld upon the exercise of a Nonstatutory Option. (No withholding is currently required upon exercise of an Incentive Option.) The tax consequences to a recipient of a Nonstatutory Option under the Nonstatutory Plan will differ depending on the manner in which the recipient elects to satisfy the withholding obligation.

          If the recipient delivers previously owned shares of Common Stock to pay withholding taxes, the delivery of shares will be treated as a sale of stock and the participant will recognize long-term or short-term capital gain or loss depending upon the fair market value, basis and holding period of the previously owned shares so used.

          If the recipient elects to have the Company reduce the number of shares of Common Stock otherwise issuable, or a recipient tenders back shares that were issued as part of a Nonstatutory Option, the recipient should generally recognize no gain or loss as a result of the reduction in the net number of shares received. However, if a recipient uses previously owned shares of Common Stock to pay the exercise price of a Nonstatutory Option and the tax withholding requirements are satisfied by the withholding of shares otherwise issuable, the recipient's award will consist of two sets of shares. A number of shares awarded, equal to the number of previously owned shares exchanged to exercise the option, will have the same basis and holding period as the previously owned shares. Shares awarded in excess of this number will have a basis equal to their fair market value at the time of taxation and a holding period beginning on the same date. If such excess shares have sufficient fair market value to satisfy the withholding obligation, the recipient will recognize no gain or loss as a result of the reduction in the number of shares of Common Stock received. However, to the extent that any shares of Common Stock retained by the Company to pay any withholding taxes have the same basis and holding period as previously owned shares, the participant will recognize gain or loss as described in the manner described above for tendering previously owned shares to satisfy the tax withholding obligation.


REQUIRED VOTE

          The affirmative of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the adoption of the Amendments.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENTS.

                                  PROPOSAL 5

                   REINCORPORATION IN THE STATE OF DELAWARE

          At the Annual Meeting, shareholders are being asked to approve the reincorporation of the Company in the State of Delaware.

                              THE REINCORPORATION

GENERAL

          The following discussion summarizes certain aspects of the reincorporation of the Company in the State of Delaware (the "Reincorporation") pursuant to the merger of the Company into INFR, Inc., a Delaware company ("Delaware Inference"). This summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of the form of which is attached hereto as Exhibit B and is incorporated herein by reference, and to the Certificate of Incorporation of Inference Delaware (the "Inference Delaware Certificate of Incorporation"), a copy of which is attached hereto as Exhibit C and is incorporated herein by reference. For purposes of convenience in this discussion, Inference may sometimes hereinafter be referred to as "Inference California." Copies of the Restated Articles of Incorporation (the "Inference California Articles of Incorporation") and the Restated Bylaws of Inference California (the "Inference California Bylaws") and the Bylaws of Inference Delaware (the "Inference Delaware Bylaws") are available for inspection at the principal office of Inference and copies will be sent to shareholders of Inference on request.

          For the reasons set forth in this Proxy Statement, the Inference Board of Directors believes that the best interests of Inference and its shareholders will be served by the Reincorporation. Inference shareholders are urged to read carefully this section of the Proxy Statement, including the related exhibits, before voting on the Reincorporation.

          Inference Delaware is a wholly-owned subsidiary of Inference formed for the sole purpose of effecting the Reincorporation. Pursuant to the Merger Agreement, Inference California will be merged with and into Inference Delaware (the "Reincorporation Merger"). Upon effectiveness of the Reincorporation Merger, Inference California will cease to exist and Inference Delaware will continue to operate the business of Inference under the name "Inference Corporation."

          At the effective time of the Reincorporation Merger, the affairs of Inference will be governed by the Inference Delaware Certificate of Incorporation, the Inference Delaware Bylaws and the Delaware General Corporation Law (the "Delaware GCL"), which differ in certain important respects from the Inference California Articles of Incorporation, the Inference California Bylaws and the California General Corporation Law ("GCL"). See "-- Certain Significant Differences Between the Inference California Articles of Incorporation and the Inference Delaware Certificate of Incorporation" and "-- Significant Differences Between the Corporation Laws of California and Delaware."

          Pursuant to the Merger Agreement, each outstanding share of Inference Common Stock will automatically be converted into one share of Inference Delaware Common Stock. Each outstanding certificate representing a share or shares of Inference Common Stock will continue to represent the same number of shares of Inference Delaware Common Stock. IT WILL NOT BE NECESSARY FOR INFERENCE SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF INFERENCE DELAWARE. The Common Stock of Inference California is listed for trading on the NASDAQ National Market and it is anticipated that, after the Reincorporation Merger, Inference Delaware's Common Stock will continue to be traded on the NASDAQ National Market, without interruption, under the same symbol ("INFR") used by Inference California prior to the Reincorporation Merger, and that the NASDAQ National Market will consider the delivery of existing stock certificates of Inference California as constituting "good delivery" of shares of Inference Delaware in transactions subsequent to the Reincorporation Merger.

          APPROVAL BY INFERENCE SHAREHOLDERS OF THE REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE INFERENCE DELAWARE CERTIFICATE OF INCORPORATION, AND ALL PROVISIONS THEREOF.

VOTE REQUIRED; DISSENTERS' RIGHTS

          Approval of the Reincorporation, which will also constitute approval of the Merger Agreement, the Inference Delaware Certificate of Incorporation and all provisions thereof, will require the affirmative vote of a majority of the outstanding shares of Inference California entitled to vote.

          THE INFERENCE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REINCORPORATION AND RECOMMENDS THAT INFERENCE SHAREHOLDERS VOTE "FOR" THE REINCORPORATION.

          Shareholders of Inference California will have no dissenters' rights of appraisal with respect to the Reincorporation. See "-- Significant Differences Between the Corporation Laws of California and Delaware -- Dissenters' or Appraisal Rights."

PRINCIPAL REASONS FOR THE REINCORPORATION

          For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporation laws responsive to the legal and business needs of corporations organized thereunder. Many corporations have initially chosen Delaware for their state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by Inference. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware corporate law and establishing public policies with respect to corporate legal affairs.

          It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions which may provide greater predictability with respect to Inference's corporate legal affairs. The Inference Board of Directors believes that the Reincorporation will also allow Inference to take advantage of the increased flexibility and certain other features afforded by the Delaware GCL, some of which are not permitted under the GCL.

ANTITAKEOVER IMPLICATIONS

          Delaware, like many other states, permits a corporation to adopt a number of measures, through amendment of the corporate charter or bylaws or otherwise, which are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Inference Board of Directors to acquire control of Inference, obtain representation on the Inference Board of Directors or take significant action which affects Inference.

          In the discharge of its fiduciary obligations to its shareholders, the Inference Board of Directors continues to evaluate Inference's vulnerability to potential unsolicited bidders. In the course of its ongoing evaluation, the Inference Board of Directors has considered or may consider in the future certain additional defensive strategies designed to enhance the Inference Board of Directors' ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the designation and insurance of preferred stock, the rights and preferences of which are determined by the Inference Board of Directors. Some of these measures may be implemented under the GCL. There is nonetheless substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts.

          Certain effects of the Reincorporation may be considered to have antitakeover implications. For example, Section 203 of the Delaware GCL restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder unless the board of directors approves the business combination. In addition, certain changes to the relative rights of stockholders and management which have antitakeover implications have been implemented pursuant to the Delaware GCL. These changes, including the elimination of the right of stockholders controlling at least ten percent (10%) of the voting shares to call a special meeting of stockholders and the elimination of the right of stockholders to remove a director other than for cause, will be implemented as part of the Reincorporation. For a detailed discussion of all of the changes which will be implemented as part of the Reincorporation, see"-- Certain Significant Differences Between the Inference California Articles of Incorporation and the Inference Delaware Certificate of Incorporation." For a discussion of these and other differences between the corporation laws of California and Delaware, see "-- Significant Differences Between the Corporation Laws of California and Delaware."

POSSIBLE DISADVANTAGES OF REINCORPORATION

          Notwithstanding the unanimous belief of the Inference Board of Directors as to the benefits to Inference and its shareholders of the Reincorporation, some shareholders may find the Reincorporation to be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors of Inference Delaware, but which the majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation, stockholders who might wish to participate in a tender offer may not have an opportunity to do so.

          In addition, to the extent that antitakeover provisions enable the Inference Delaware Board of Directors to resist a takeover or a change in control of Inference Delaware, they could make it more difficult to change the existing Inference Delaware Board of Directors and management. The provisions of the Inference Delaware Certificate of Incorporation and the Inference Delaware Bylaws could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of Inference Delaware which is opposed by the Board of Directors of Inference Delaware.

          It should also be noted that the Delaware GCL has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. As will be noted in this Proxy Statement, significant changes will occur in the rights of stockholders and the powers of management following the Reincorporation. These changes are discussed above or are reviewed below in "Certain Significant Differences Between the Inference California Articles of Incorporation and the Inference Delaware Certificate of Incorporation" and "Certain Significant Differences Between the Corporation Laws of California and Delaware."

POST-REINCORPORATION OPERATIONS

          The Reincorporation will change the legal domicile of Inference and result in certain other changes of a legal nature, but will not result in any change in the name, principal executive office, business management, assets or liabilities of Inference. Pursuant to the Merger Agreement, each option to purchase shares of Inference Common Stock granted under the Amended and Restated 1993 Stock Option Plan, the Fourth Amended and Restated Incentive Stock Option Plan and Nonstatutory Stock Option Plan or existing stock option agreements (collectively, the "Option Plans") of Inference California which is outstanding immediately prior to the effective time of the Reincorporation Merger will become an option to purchase shares of Inference Delaware Common Stock on the same terms and conditions granted as existed immediately prior to the effective time of the Reincorporation Merger, and future options under the Option Plans will be for shares of Inference Delaware Common Stock. Other employee benefit arrangements of Inference California will also be continued by Inference Delaware upon the terms and subject to the conditions currently in effect. Inference shareholders should note that approval of the Reincorporation will also constitute approval of the assumption of the Option Plans.

          Upon effectiveness of the Reincorporation Merger, the daily business operations of Inference will continue as at present. The consolidated financial condition and results of operations of Inference Delaware immediately after consummation of the Reincorporation will be substantially identical to those of Inference California immediately prior to the Reincorporation. In addition, upon effectiveness of the Reincorporation Merger, the Board of Directors of Inference Delaware will consist of the Board of Directors of Inference California immediately prior to the Reincorporation Merger. The individuals serving as executive officers of Inference California immediately prior to the Reincorporation Merger will serve as executive officers of Inference Delaware upon the effectiveness of the Reincorporation Merger.

          The Reincorporation shall take effect on the later of the date upon which an appropriate filing is made with the Secretary of State of the State of Delaware and the date upon which an appropriate filing is made with the Secretary of State of the State of California, which filings will be made as soon as practicable following shareholder approval of the Reincorporation and, if the Merger is approved, the Effective Time, subject to the terms and conditions of the Merger Agreement.

          The Merger Agreement provides that the Inference Board of Directors may abandon the Reincorporation Merger at any time before the effectiveness of the Reincorporation Merger if the Inference Board of Directors determines that it is inadvisable for any reason. In addition, the Merger Agreement may be amended prior to the effective date of the Reincorporation Merger and either before or after shareholder approval thereof, subject to applicable law. However, no such amendment may be made which affects the rights of the Inference shareholders in a manner which is materially adverse to them unless the amendment has been adopted and approved by the Inference shareholders.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE INFERENCE CALIFORNIA ARTICLES OF INCORPORATION AND THE INFERENCE DELAWARE CERTIFICATE OF INCORPORATION

          The provisions of the Inference Delaware Certificate of Incorporation differ from those of the Inference California Articles of Incorporation in the principal respects discussed below, including the implementation of certain provisions in the Inference Delaware Certificate of Incorporation which alter the rights of stockholders and the powers of management and which reduce stockholder participation in important corporate decisions. These provisions have antitakeover implications and are described in detail below. Approval by shareholders of the Reincorporation will constitute an approval of the inclusion in the Inference Delaware Certificate of Incorporation of each of the provisions described below. In addition, certain other changes altering the rights of stockholders and powers of management could be implemented in the future (i) by amendment of the Inference Delaware Certificate of Incorporation by the Inference Delaware Board of Directors with stockholder approval, (ii) by amendment of the Inference Delaware Bylaws by the Inference Delaware Board of Directors without stockholder approval or (iii) by amendment of the Inference Delaware Bylaws by the stockholders. For a discussion of such changes, see "-- Significant Differences Between the Corporation Laws of California and Delaware." The following discussion is qualified in its entirety by reference to Exhibit B hereto.

          Authorized Stock. The Inference Delaware Certificate of Incorporation authorizes the Board of Directors to fix the rights, preferences, privileges and restrictions of one or more series out of the authorized shares of Preferred Stock, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, without further vote or action by the Inference Delaware stockholders. Although the Inference Delaware Board of Directors has no present intention of doing so, issuance of the authorized Preferred Stock with terms giving it substantial voting power, conversion or other rights could have the effect of (i) delaying, deferring or preventing a change in control of Inference Delaware or (ii) otherwise affecting the rights of holders of Inference Delaware Common Stock.

          Elimination of Shareholder Actions by Written Consent; Special Meetings. Both the Inference California Articles of Incorporation and the Inference Delaware Certificate of Incorporation provide that any action required or permitted to be taken by stockholders must be taken at a duly called and noticed meeting of stockholders and may not be taken by written consent.

          The Inference California Bylaws permit a special meeting of shareholders to be called by the Board of Directors, the Chairman of the Board, the President or the holders of shares entitled to cast not less than ten percent of the votes at such meeting. Under the Delaware GCL, special meetings may be called by the board of directors and such other persons as may be authorized by the certificate of incorporation or the bylaws. The Inference Delaware Certificate of Incorporation and the Inference Delaware Bylaws contain no provision for special meetings of stockholders to be called by stockholders of Inference Delaware. Consequently, stockholders of Inference Delaware will not be able to call special meetings of stockholders.

          The provisions prohibiting stockholder action by written consent would prevent the holders of a majority of the voting power of Inference Delaware from using the written consent procedure to take stockholder action. Persons attempting unfriendly takeovers of corporations have attempted to use written consent procedures in order to deal directly with stockholders and avoid negotiations with the boards of directors of such companies. The provisions regarding the elimination of the right of stockholders to call a special meeting would mean that a stockholder could not force stockholder consideration of a proposal over the opposition of the Inference Delaware Board of Directors by calling a special meeting of stockholders prior to such time as the Inference Delaware Board of Directors believed such consideration to be appropriate. By eliminating the use of written consent procedure and the ability of stockholders to call a special meeting, Inference Delaware intends to encourage persons seeking to acquire control of Inference Delaware to initiate such an acquisition through arms'-length negotiations with Inference Delaware's management and Board of Directors.

          The provisions restricting stockholder action by written consent and the elimination of the stockholders' ability to call special meetings may have the effect of delaying consideration of a stockholder proposal until the next annual meeting unless a special meeting is called by the Inference Delaware Board of Directors. Because elimination of the procedures for stockholders to act by written consent or to call special meetings could make more difficult an attempt to obtain control of Inference Delaware, such action could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of Inference Delaware. Because tender offers for control usually involve purchase prices higher than the prevailing market price, the provisions restricting stockholder action by written consent and the elimination of the stockholders' ability to call special meetings may have the effect of preventing or delaying a bid for Inference Delaware's shares which could be beneficial to Inference Delaware and its stockholders. Elimination of the written consent procedure also means that a meeting of stockholders would be required in order for Inference Delaware stockholders to replace the Board. The restriction on the ability of stockholders to call a special meeting means that a proposal to replace the Board could be delayed until the next annual meeting. These provisions thus will make the removal of directors more difficult.


          Number of Directors. The Inference California Articles of Incorporation provide for a flexible number of directors, not less than five (5) nor more than nine (9), with the exact number to be fixed by approval of the Inference Board of Directors or Inference's shareholders. The Inference Delaware Certificate of Incorporation provides for a minimum of five (5) directors and a maximum of eleven (11) directors, with the number of directors to be set as determined in the Inference Delaware Bylaws. Under the Inference Delaware Bylaws, the size of Inference Delaware's Board of Directors may be changed by the Board of Directors as well as by vote of the stockholders.

          Monetary Liability of Directors. The Inference California Articles of Incorporation and the Inference Delaware Certificate of Incorporation both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation. The provision eliminating monetary liability of directors set forth in the Inference Delaware Certificate of Incorporation is potentially more expansive, in that it incorporates future amendments to the Delaware GCL with respect to the elimination of such liability.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

          The GCL and Delaware GCL differ in many respects. It is not practical to summarize all of such differences in this Proxy Statement, but some of the principal differences which could materially affect the rights of shareholders are discussed below.

          Actions Required to Change Size of Board of Directors. Under the GCL, although changes in the number of directors must normally be approved by the shareholders, a corporation's articles of incorporation or bylaws may include a provision that sets forth a permissible range in the number of directors within which the board of directors may fix the exact number of directors without shareholder approval. Such range must be such that the highest number is equal to one less than twice the lowest number. Under the Delaware GCL, a corporation's certificate of incorporation may authorize the board of directors to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws, and there is no requirement that the Board's discretion be limited to within a permissible range. The Inference Delaware Certificate of Incorporation sets a minimum and maximum number of directors, sets the exact number of directors initially, and provides that the number of directors may be changed as provided in the Inference Delaware Bylaws. Thus, the size of Inference Delaware's Board of Directors may be changed by the Board of Directors as well as by vote of the stockholders.

          Cumulative Voting. Neither shareholders of Inference California nor stockholders of Inference Delaware are entitled to cumulate votes in an election of directors.

          Classified Board of Directors. A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. Under the GCL, directors generally are elected annually; however, corporations such as Inference California that have 800 or more shareholders of record and have their stock listed on the NASDAQ National Market are permitted to designate a classified board by adopting amendments to their articles or bylaws, which amendments must be approved by a majority of the outstanding shares. The Delaware GCL permits, but does not require, a classified board of directors with staggered terms under which one-half of the directors are elected for terms of two or three years, respectively. This method of electing directors makes a change in the composition of the board of directors, and a potential change in control of a corporation, a lengthier and more difficult process. Both the Inference California Articles of Incorporation and the Inference Delaware Certificate of Incorporation provide for two and three classes of directors, respectively.

          Removal of Directors. Under the GCL, any director or the board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. However, where the board is classified, no director may be removed if the number of votes cast against the removal would be sufficient to elect the director under cumulative voting (regardless of whether shares may otherwise be voted cumulatively) and certain other requirements are met. Under the Delaware GCL, unless the certificate of incorporation provides otherwise, a director on a classified board may be removed only for cause. The Inference Delaware Certificate of Incorporation both provides for a classified board and eliminates the right of stockholders to remove directors without cause. Accordingly, stockholders of Inference Delaware will not have the right to remove directors without cause.

          Written Consent of Shareholders. Both the GCL and Delaware GCL provide that the shareholders of a corporation may take action by written consent without a meeting, unless the corporation's charter documents provide otherwise. Both the Inference California Articles of Incorporation and the Inference Delaware Certificate of Incorporation explicitly prohibit stockholder actions by written consent.

          Power to Call Special Shareholders' Meetings. Under the GCL, a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, the holders of shares entitled to cast not less than ten percent of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under the Delaware GCL, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Inference Delaware Certificate of Incorporation and Inference Delaware Bylaws do not contain provisions granting stockholders the right to call a special meeting of stockholders. Because the right of stockholders to call a special meeting is not set forth in the Inference Delaware Certificate of Incorporation or Inference Delaware Bylaws, stockholders will not be able to call a special meeting of stockholders to vote on a transaction unless the Board approves the calling of such a meeting.

          Stockholder Approval of Certain Business Combinations. In the last several years, a number of states (but not California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of it significant shareholders, more difficult. Generally, Section 203 of the Delaware GCL ("Section 203") prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three
(3) years after the date of the transactions in which the person became an interested stockholder, unless (i) prior to the date at which the person becomes an interested stockholder, the Board of Directors approves such transaction or business combination, (ii) the interested stockholder acquires more than 85% of the outstanding voting stock of the corporation (excluding shares held by directors who are officers or held in certain employee stock plans) upon consummation of such a transaction, or (iii) the business combination is approved by the Board of Directors and by two-thirds of the outstanding voting stock of the corporation (excluding shares held by the interested stockholder) at a meeting of stockholders (and not by written consent). A "business combination" includes a merger, asset sale or other transaction resulting in a financial benefit to such interested stockholder. For purposes of Section 203, "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior, did own) 15% or more of the corporation's voting stock.

          Filling Vacancies on the Board of Directors. Under the GCL, unless otherwise provided in a corporation's articles of incorporation or bylaws, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors then in office is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Inference California's Bylaws do not permit directors to fill vacancies created by removal of a director. Under the Delaware GCL, vacancies and newly created directorships may be filled by a majority of the directors then in office or a sole remaining director (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy).

          Loans to Officers and Employees. Under the GCL, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under an employee benefit plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under the GCL, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone to approve loans or guaranties or employee benefit plans to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty or employee benefit plan may reasonably be expected to benefit the corporation.
The Inference California Bylaws authorize such loans or guaranties. Under the Delaware GCL, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also offices or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

          Indemnification and Limitation of Liability. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, corporations to adopt a provision in their articles or certificate of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

          The Inference California Articles of Incorporation eliminate the liability of directors to the corporation to the fullest extent permissible under the GCL. The GCL does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

          The Inference Delaware Certificate of Incorporation also eliminates the liability of directors to the fullest extent permissible under the Delaware GCL, as such law exists currently or as it may be amended in the future. Under the Delaware GCL, such a provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions from which the director received an improper personal benefit. Such limitation of liability provision also may not limit a director's liability for violation of, or otherwise relieve Inference Delaware or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

          The GCL permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and it shareholders, unless a court determines such person is fairly and reasonably entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

          Indemnification is permitted by the GCL only for actions taken in good faith and believed to be in the best interests of the corporation and its shareholders and not in violation of the requirements described above, as determined by a majority vote of a quorum of the disinterested directors, independent legal counsel (if a quorum of disinterested directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action. The GCL requires indemnification when the individual has successfully defended the action on the merits.

          The Delaware GCL generally permits indemnification for expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a quorum of the disinterested directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or (in contrast to the GCL) not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such a person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. The Delaware GCL requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

          California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws, or other corporate action beyond that specifically authorized by statute except to the extent expressly prohibited by statute. The Inference California Articles of Incorporation include such a provision.

          The Delaware GCL states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

          The indemnification and limitation of liability provisions of the GCL, and not the Delaware GCL will apply to actions of directors and officers of Inference California taken prior to the Reincorporation.

          Inspection of Shareholders List. Both the GCL and the Delaware GCL allow any shareholder to inspect the shareholders' list for a purpose reasonably related to such person's interest as a shareholder. The GCL provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent or more of a corporation's voting shares, or shareholders holding an aggregate of one percent or more of such shares who have filed a Schedule 14A with the Securities and Exchange Commission relating to the election of directors. The Delaware GCL does not provide for any such absolute right of inspection, and no such right is granted under the Inference Delaware Certificate of Incorporation or Inference Delaware Bylaws. Lack of access to shareholder records even though unrelated to the shareholder's interest as a shareholder, could result in impairment of the shareholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of Inference.

          Dividends and Repurchases of Shares. The GCL dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under the Delaware GCL.

          Under the GCL, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless either the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

          The Delaware GCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issues and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the Delaware GCL generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation or if it repurchases shares having a preference upon the liquidation of assets and it retires such shares upon acquisition.

          Shareholder Voting. Both the GCL and the Delaware GCL generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. The Delaware GCL does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. The GCL contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

          Both the GCL and the Delaware GCL also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

          With certain exceptions, the GCL also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, the Delaware GCL generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation which adversely affects a specific class of shares. Should Inference authorize and issue shares of a new class of capital stock, the holders thereof would vote with the holders of the Inference Delaware Common Stock on proposals not adversely affecting the Inference Delaware Common Stock. In such event the holders of Inference Delaware Common Stock, if in the minority, would be unable to control the outcome of a vote, and, if in the majority, would be able to control the outcome of such a vote.

          The GCL also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than 50% but less than 90% of each common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of the GCL may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although the Delaware GCL does not parallel the GCL in this respect, under some circumstances Section 203 of the Delaware GCL can provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "---Stockholder Approval of Certain Business Combinations."

          The GCL also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation which does not have shares held of record by at least 100 persons, or to a transaction which has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party's proposal, the shareholders must be informed of the later proposal and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. The Delaware GCL has no comparable provision, and the stockholders of Inference Delaware might, therefore, be deprived of an opportunity to consider such other proposal.

          Interested Director Transactions. Under both the GCL and the Delaware GCL, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under the GCL and the Delaware GCL. Under the GCL and the Delaware GCL, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, under the GCL only, in the case of board approval, the contract or transaction must also be "just and reasonable" to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, the GCL explicitly places the burden of proof on the interested director to prove that a transaction is "just and reasonable." Under the GCL, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contact or transaction. If board approval is sought, the contractor transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under the Delaware GCL, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of Inference California might not be able to approve because of the number of interested directors could be approved by a majority of the disinterested directors of Inference Delaware, although less than a majority of a quorum. Inference is not aware of any plans to propose any transaction involving directors of Inference which could not be so approved under the California GCL but could be so approved under the Delaware GCL.

          Voting by Ballot. The GCL provides that the election of directors may proceed in the manner described in a corporation's bylaws. Inference California's Bylaws provide that the election of directors at a shareholder's meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands a vote by ballot, in which case such vote must be by ballot. Under the Delaware GCL, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Inference Delaware Certificate of Incorporation provides that election of directors need not be by ballot unless the Inference Delaware Bylaws provide that elections shall be by ballot. It may be more difficult for a stockholder to contest the outcome of a vote which has not been conducted by written ballot.

          Shareholder Derivative Suits. The GCL provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under the Delaware GCL, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. The GCL also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

          Dissenters' or Appraisal Rights. Under both the GCL and the Delaware GCL, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to dissenters' or appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under the Delaware GCL, such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or (c) to stockholders of a corporation surviving a merger if vote of the stockholders of the surviving corporation is not required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

          The limitations on the availability of appraisal rights under the GCL are different from those under the Delaware GCL. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are unavailable, however, if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting of more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation). The GCL does in general afford appraisal rights in sale of asset reorganizations.

          Appraisal or dissenters' rights are not available to shareholders of Inference California with respect to the Reincorporation.

          Dissolution. Under the GCL, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under the Delaware GCL, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by stockholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation's stockholders. In the event of such a board-initiated dissolution, the Delaware GCL allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. The Inference Delaware Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of Inference Delaware which had previously been approved by its Board of Directors.

APPLICATION OF THE GCL TO DELAWARE CORPORATIONS

          Under Section 2115 of the GCL, certain foreign corporations (i.e., corporations not organized under the GCL) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the GCL applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, classified boards of directors, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' rights and inspection of corporate records. See "--- Significant Differences Between the Corporation Laws of California and Delaware."

          Exemptions from Section 2115 are provided for corporations whose shares are listed on a major national securities exchange, such as the NASDAQ National Market, and which have 800 or more shareholders of record. Inference Delaware will be exempt from Section 2115 following the Reincorporation because the Inference Delaware Common Stock will be traded on the NASDAQ National Market and owned by more than 800 holders.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

          The following discussion is a summary of the federal income tax consequences expected to result to holders of Inference Common Stock from the receipt of Inference Delaware Common Stock in connection with the Reincorporation and reflects the opinion of O'Melveny & Myers, counsel to Inference. The summary is based on current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable treasury regulations, judicial authority and administrative rulings and practice. There can be no assurance that the IRS will not take a contrary view, and no ruling from the IRS has been or will be sought. Legislative, judicial or administrative changes or interpretations may be forthcoming that could alter or modify the statements and conclusions set forth herein. Any such changes or interpretations may or may not be retroactive and could affect the tax consequences to holders.

          The tax treatment of an Inference shareholder may vary depending upon his or her particular situation. Certain holders (including insurance companies, tax-exempt organizations, financial institutions or broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) may be subject to special rules not discussed below. EACH SHAREHOLDER SHOULD CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION ON SUCH SHAREHOLDER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN SUCH TAX LAWS.

THE MERGER

          Subject to the limitations, qualifications, and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally should result therefrom:

     (a) No gain or loss should be recognized by holders of Inference Common Stock upon receipt of Inference Delaware Common Stock pursuant to the Reincorporation;

     (b) The aggregate tax basis of the Inference Delaware Common Stock received by each shareholder in the Reincorporation should be equal to the aggregate tax basis of the Inference Common Stock exchanged therefor; and

     (c) The holding period of the Inference Delaware Common Stock received by each shareholder of Inference California should include the period for which such shareholder held the Inference Common Stock exchanged therefor, provided that such Inference California stock was held by such shareholder as a capital asset at the time of the Reincorporation.

          Inference has not requested a ruling from the IRS with respect to the federal income tax consequences of the Reincorporation under the Code. Inference has, however, received an opinion from legal counsel substantially to the effect that the Reincorporation will qualify as a reorganization within the meaning of
Section 368(a) of the Code, and as to certain other tax matters (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by Inference Delaware, Inference California and certain shareholders of Inference California. Of particular importance will be assumptions and representations relating to the requirement (the "continuity of interest" requirement) that the shareholders of Inference California retain, through ownership of Inference Delaware Common Stock, a significant equity interest in Inference California's business after the Reincorporation.

          A successful IRS challenge to the reorganization status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Inference Common Stock exchanged in the Reincorporation equal to the difference between that shareholder's basis in such share and the fair market value, as of the time of the Reincorporation, of the Inference Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Inference Delaware Common Stock received in the exchange would equal such fair market value, and such shareholder's holding period for such shares would not include the period during which such shareholder held Inference Common Stock.

          EACH INFERENCE SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES TO HIM OR HER, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS, OF THE REINCORPORATION.

REQUIRED VOTE

          The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the reincorporation of the Company in the State of Delaware.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE.


                       COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and holders of more than ten percent of the Company's Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

          Except as provided below, to the Company's knowledge, based solely upon its review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended January 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and holders of more than ten percent of the Company's Common Stock were satisfied. Anthony Sun and C. Scott Gibson inadvertently did not file their Form 3s with the SEC on the date of the effectiveness of the Company's initial public offering, but each of such directors did file their Form 3s within a few days thereafter.

                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

          Any proposal of a shareholder intended to be presented at the Company's 1997 annual meeting and included in the proxy statement and form of proxy for that meeting must be received by the Company no later than January 20, 1997.


                                 OTHER MATTERS

          The Board of Directors knows of no other matters other than those described herein that will be presented for consideration at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, the proxy holders will, as to such items, vote the shares represented by proxies in accordance with their best judgment.

                                 ANNUAL REPORT

          A COPY OF THE COMPANY'S ANNUAL REPORT, WHICH CONTAINS THE COMPANY'S FORM 10-K FOR THE YEAR ENDED JANUARY 31, 1996, BUT EXCLUDES EXHIBITS, IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS OF THE COMPANY UPON REQUEST. COPIES OF EXHIBITS TO THE FORM 10-K ARE AVAILABLE, BUT A REASONABLE FEE PER PAGE WILL BE CHARGED TO THE REQUESTING SHAREHOLDER. SHAREHOLDERS MAY MAKE REQUESTS IN WRITING TO WILLIAM D. GRIFFIN, SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER, INFERENCE CORPORATION, 100 ROWLAND WAY, NOVATO, CALIFORNIA 94945.

                                        THE BOARD OF DIRECTORS





May 22, 1996
Novato, California

                                  Exhibit A

                             INFERENCE CORPORATION

                         EMPLOYEE STOCK PURCHASE PLAN


1.        DEFINITIONS.


          (a) "Base Pay" means a Qualified Employee's gross pay for a 40-hour week, excluding overtime payments, incentive compensation, bonuses, sales commission, relocation or attributed types of compensation, and other special payments, fees or allowances.


          (b)  "Board" means the Board of Directors of the Company.


          (c) "Code" means the Internal Revenue Code of 1986, as amended and as it may hereafter be amended from time to time.


          (d)  "Committee" has the meaning set forth in Section 13 hereof.



          (e) "Common Stock" means the Class A Common Stock of the Company, no par value per share.


          (f) "Company" means Inference Corporation, a California corporation, and its successors.


          (g) "Effective Date" means the effective date of this Plan as set forth in Section 14 of this Plan.


          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and as it may hereafter be amended from time to time.


          (i) "Exercise Date" has the meaning set forth in Section 4(a) hereof.


          (j) "Fair Market Value" means the closing price of the Common Stock on the NASDAQ National Market System as reported and published in the Western Edition of The Wall Street Journal, or if there is no trading of the Common Stock on the date in question, then the average of the high and low price of the Common Stock, as so reported and published, on the next preceding date on which there was trading in the Common Stock; provided, however, that the Committee, in determining such Fair Market Value, may utilize such other exchange, market or other factors affecting value of the Common Stock as it may deem appropriate.


          (k) "Grant Date" has the meaning set forth in Section 4(a) hereof.


          (l) "Offering Period" has the meaning set forth in Section 4(a) hereof.


          (m) "Option Price" has the meaning set forth in Section 5(b) hereof.


          (n) "Participant" means a Qualified Employee who elects to participate in this Plan during an Offering Period.


          (o) "Personal Representative" means the person or persons who, upon the death or Total Disability of a Participant, shall have acquired, on behalf of the Participant by legal proceeding or under the laws of descent and distribution or otherwise, the right to exercise the Participant's rights under, or to receive the benefits specified in, this Plan.


          (p) "Plan" means this Inference Corporation Employee Stock Purchase Plan, as it may be amended from time to time.


          (q) "Plan Year" means the calendar year; provided, however that the first Plan Year shall be a short year of 5 months commencing on August 1, 1996 and ending on December 31, 1996.


          (r) "Qualified Employee" means any employee of the Company or any Subsidiary who has completed 12 months of continuous service with the Company or a Subsidiary as of the Grant Date and who is customarily employed for more than 20 hours per week and more than five months in a calendar year. Notwithstanding the foregoing, the term "Qualified Employee" does not include any employee who, immediately after the option is granted, owns (within the meaning of Sections 423(b)(3) and 424(d) of the Code) stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary.

          (s) "Retirement" means the voluntary termination of employment of a Participant who either (i) is at least 55 years of age and has completed at least ten (10) years of service with the Company or a Subsidiary, or (ii) is at least 65 years of age.


          (t) "Subsidiary" means any corporation or other entity, at least a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.


          (u) "Total Disability" means the total and permanent physical or mental disability of a Participant, evidenced by an inability to engage in any substantial gainful activity, as determined by the Committee.

          All references herein to the masculine shall also be references to the feminine or neuter as appropriate.


          2. PURPOSE, SUMMARY. The purpose of this Plan is to assist Qualified Employees in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Code. Under this Plan, Participants are deemed to have been granted options to purchase shares of Common Stock. Participants may designate a certain amount of their Base Pay to be set aside during the Offering Period for the purpose of purchasing Common Stock. At the end of the Offering Period, the Participants are deemed to have exercised their options using the funds set aside for them and the Company issues share certificates to them. The plan is intended, among other things, to provide an additional incentive to Participants, through the ownership of Common Stock, to achieve business goals that would increase stock values and to remain in the employ of the Company or a Subsidiary.


          3. STOCK SUBJECT TO THIS PLAN. Subject to the provisions of Section 10 hereof (relating to adjustments upon changes in capitalization), the total number of shares available under this Plan is 500,000 shares of Common Stock. Such shares may be authorized but unissued shares.


          4.   GRANT OF OPTIONS.


               (a) IN GENERAL. Commencing August 1, 1996 and continuing while this Plan remains in force, the Company will offer on the first day of each quarter of a calendar year (and on August 1, 1996) options to purchase shares of Common Stock under this Plan to all Participants (each a "Grant Date"). The term of each option ("Offering Period") shall be 3 months (2 months for the third quarter of the 1996 calendar year), the last day of which shall be the last day of the calendar quarter in which such option was granted (each an "Exercise Date"). The number of shares subject to each option and deemed to be purchased by each Participant shall be the quotient, rounded down to the nearest whole number, of (i) the aggregate payroll deductions authorized by each Participant in accordance with Section 4(b) below made during the Offering Period, divided by (ii) the Option Price. The grant of options hereunder is subject to the approval of the Plan by the shareholders of the Company. If shareholder approval is not received by or before August 1, 1996, this Plan shall be deemed to be terminated and no options shall be granted hereunder.


               (b) ELECTION TO PARTICIPATE; PAYROLL DEDUCTION AUTHORIZATION. Except as provided in Section 4(d) below, a Qualified Employee may participate in this Plan only by means of payroll deductions. Each Qualified Employee who elects to participate in this Plan shall deliver to the Company, no later than the 15th day of the month next preceding a Grant Date (or July 15 for the third quarter of the 1996 calendar year, or the next business day following such date if such day is not a business day), a written payroll deduction authorization in a form approved by the Company pursuant to which he gives notice of his election to participate in this Plan as of the next following Grant Date, and whereby he designates a stated amount to be deducted from his Base Pay on each payday during the next Offering Period and credited to his account under this Plan ("Account"). The stated amount to be deducted from a Participant's Base Pay may not be less than $10.00 per pay period. The aggregate stated amount for any Offering Period may not exceed either of the following: (i) ten percent (10%) of the Participant's Base Pay during the Offering Period; or (ii) an amount which will result in noncompliance with the $25,000 limitation stated in Section 4(c) below. Payroll deduction authorizations may not be changed during the Offering Period. In the event the number of shares of Common Stock subject to options during a Offering Period exceeds the number of shares then available under this Plan, the available shares shall be allocated among the Participants in proportion to the balance of their Accounts at the end of the Offering Period, and any amounts credited to their Accounts after giving effect to shares purchased that year shall be refunded to the Participants.


               (c) $25,000 LIMITATION. No Participant shall be deemed to have been granted options under this Plan which would permit his rights to purchase Common Stock under this Plan or any other employee stock purchase plan of the Company or any Subsidiary to accrue at a rate which exceeds $25,000 of Fair Market Value of Common Stock for any calendar year. For purposes of this subsection (c), the right to purchase Common Stock under an option accrues when the option (or any portion thereof) becomes exercisable, and the right to purchase Common Stock which has accrued during one Offering Period may not be carried over to any subsequent Offering Period.

               (d) LEAVES OF ABSENCE. During leaves of absence approved by the Company and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in this Plan by making cash payments to the Company on the Company's normal paydays equal to the reduction in his payroll deduction attributable to his leave.


          5.   EXERCISE OF OPTIONS.


               (a) IN GENERAL. On each Exercise Date, each Participant automatically and without any act on his part will be deemed to have exercised his option to the extent that the balance then credited to his Account is sufficient to purchase whole shares of Common Stock at the Option Price. The Company shall promptly refund to the Participant any balance remaining in his Account, without interest thereon, after giving effect to the purchase of such whole shares.


               (b) "OPTION PRICE" DEFINED. The Option Price per share to be paid by each Participant upon exercise of his option shall be an amount equal to 85% of the Fair Market Value of Common Stock on the Grant Date or on the Exercise Date (or the date of the Participant's Retirement, death or Total Disability if any such event occurs), whichever amount is less.


               (c) DELIVERY OF SHARE CERTIFICATES. Subject to Section 5(d) below, the Company will deliver to each Participant a certificate issued in the Participant's name for the number of shares with respect to which his option was exercised. The Company will deliver the certificate as soon as practicable following the Exercise Date.


               (d) GOVERNMENT REGULATIONS. This Plan, the granting of options under this Plan and the issuance of Common Stock pursuant hereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no options may be granted under this Plan, and no shares may be issued by the Company, unless and until, in each such case, all legal requirements applicable to the grant or issuance have, in the opinion of counsel to the Company, been complied with. In connection with the issuance of Common Stock hereunder, the Participant shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.


          6.   WITHDRAWAL FROM THIS PLAN.


               (a) IN GENERAL. Any Participant may completely withdraw from this Plan at any time. A Participant who desires to withdraw from this Plan must deliver to the Company a notice of withdrawal in a form approved by the Company. Promptly following the time when the notice of withdrawal is delivered, the Company will refund to the Participant the amount of the balance of his Account, without interest thereon, and the Participant's payroll deduction authorization, interest in this Plan and option under this Plan shall thereupon terminate.


               (b) ELIGIBILITY FOLLOWING WITHDRAWAL. A Participant who has withdrawn from this Plan shall again be eligible to participate in this Plan upon expiration of the Offering Period during which the Participant withdrew.


          7.   TERMINATION OF EMPLOYMENT.


               (a) TERMINATION OF EMPLOYMENT OTHER THAN BY RETIREMENT, DEATH OR TOTAL DISABILITY. If the employment of a Participant by the Company or a Subsidiary terminates during an Offering Period other than by reason of Retirement, death or Total Disability, his participation in this Plan automatically and without any act on his part shall terminate as of the date of the termination of the Participant's employment. The Company promptly will refund to the Participant the amount of the balance of his Account, without interest thereon, and thereupon his interest in and option under this Plan shall terminate. Nothing in this Plan shall prevent the Company or any Subsidiary from terminating any Participant's employment.


               (b) TERMINATION BY RETIREMENT. If a Participant's employment terminates during an Offering Period because of Retirement of the Participant, the Participant may, at his election by written notice to the Company, either
(i) exercise his option as of his Retirement date, in which event the Company shall apply the balance of his Account to the purchase, at the Option Price, of whole shares of Common Stock and refund the excess, if any, or (ii) request payment of the balance of his Account, in which event the Company promptly shall make such payment, without interest thereon, and thereupon his interest in and option under this Plan shall terminate. If the Participant elects to exercise his option, the date of his Retirement shall be deemed to be the Exercise Date for the purpose of computing the Option Price.

               (c) TERMINATION BY DEATH OR TOTAL DISABILITY. If a Participant dies or suffers a Total Disability during an Offering Period, the Participant or his Personal Representative, as the case may be, by written notice to the Company, may either (i) exercise the Participant's option as of the date of death or Total Disability, in which event the Company shall apply the balance of his Account to the purchase, at the Option Price, of whole shares of Common Stock and refund the excess, if any, or (ii) request payment of the balance of the Participant's Account, in which event the Company promptly shall make such payment to the Participant or his Personal Representative, and thereupon the Participant's interest in and option under this Plan shall terminate. If the option is exercised, the date of death or Total Disability shall be deemed to be the Exercise Date for the purpose of computing the Option Price. If the Company does not receive such notice within 90 days of the date of Participant's death or Total Disability, the Participant or his Personal Representative shall be conclusively presumed to have elected alternative (ii) above and requested the payment of the balance of the Participant's Account.


          8. RESTRICTION UPON ASSIGNMENT. An option granted under this Plan shall not be transferable otherwise than by will or the laws of descent and distribution pursuant to Section 7(c) hereof, and is exercisable during the Participant's lifetime only by the Participant (or his Personal Representative in the event of the Participant's Total Disability). The Company will not recognize any assignment or purported assignment by a Participant of his option or of any rights under his option or under this Plan.


          9. NO RIGHTS AS SHAREHOLDER. With respect to shares of Common Stock subject to an option, a Participant shall not be deemed to be a shareholder and shall not have any of the rights or privileges of a shareholder until a certificate for shares of Common Stock has been issued to the Participant following the exercise of his option.


          10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If the outstanding shares of Common Stock are increased, decreased or changed into, or exchange for, a different number or kind of shares or securities of the Company through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued under this Plan.

               Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, this Plan shall terminate, and any outstanding options shall terminate and the Company thereupon will promptly refund the balance of the Participants' Accounts to the Participants, without interest thereon, unless
(i) the Committee shall determine, in its sole and absolute discretion, that any or all options under this Plan shall accelerate and become immediately exercisable or (ii) provision shall be made in connection with such transaction for the assumption of options theretofore granted hereunder, or the substitution for such options or new options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices. If the Committee determines to accelerate any or all of the options, the acceleration date designated by the Committee shall be deemed to be the Exercise Date for the purpose of computing the option price of the accelerated option.

               In so adjusting Common Stock to reflect such changes, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of the Company, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.


          11. USE OF FUNDS; NO INTEREST PAID. All amounts withheld from Participants' paychecks hereunder and credited to their Accounts will be included in the general funds of the Company free of any trust or other restriction and may be used by the Company for any corporate purpose. Under no circumstances shall interest on such amounts be paid to any Participant or credited to his Account.


          12. AMENDMENT OF THIS PLAN. The Board may amend, suspend or terminate this Plan at any time and from time to time; provided, however, that, if any amendment would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of shares of Common Stock that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent required by Rule 16b-3 under the Exchange Act to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 423 of the Code or any other applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.


          13. ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS. This Plan may, in the direction of the Company, be administered by a committee composed of not less than two directors of the Company (the "Committee"), each of whom shall be a "disinterested person" as such term is defined in Rule 16b-3(c)(2)(i) under the Exchange Act or any successor provision of the Exchange Act so that the Committee members are qualified to administer this Plan under such provision. Each member shall serve for a term commencing on a date specified by the Board and continuing until he dies or resigns or is removed from office by the Board. The Committee shall have the power to make, amend and repeal rules and regulations for the interpretation and administration of this Plan consistent with the qualification of this Plan under Section 423 of the Code and consistent with Rule 16b-3 under the Exchange Act.


          14. EFFECTIVE DATE. The Plan shall become effective as of August 1, 1996, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the stockholders held prior to August 1, 1996.


          15. TERM. No option may be granted during any period of suspension nor after termination of this Plan, and in no event may any option be granted under this Plan after the date on which all of the Common Stock available under this Plan has been purchased.


          16. EFFECT UPON OTHER PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose.


          17. HEADINGS. Headings are provided herein for convenience only and shall not serve as a basis for interpretation or construction of this Plan.


          18. GOVERNING LAW; SEVERABILITY. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of California. If any provisions shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be in full force and effect.


          19. NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.


          20. EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

          This Plan is adopted February 14, 1996, effective however as of the Effective Date.

                        INFERENCE CORPORATION



                        By: ______________________________________________
                            William D. Griffin, Senior Vice President and Chief Financial Officer

                                  Exhibit B

                              AGREEMENT OF MERGER

          THIS AGREEMENT OF MERGER ("Agreement"), dated as of ____________ ___, 1996, is entered into between Inference Corporation, a California corporation ("Inference California"), and INFR, Inc., a Delaware corporation ("Inference Delaware"). Inference California and Inference Delaware are hereinafter sometimes collectively referred to as the "Constituent Corporations."

                              W I T N E S S E T H:

          WHEREAS, Inference California is a corporation duly organized and existing under the laws of the State of California;

          WHEREAS, Inference Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

          WHEREAS, on the date of this Agreement, Inference California has authority to issue 35,000,000 shares of capital stock, consisting of: (i) 23,000,000 shares of Class A Common Stock, no par value ("California Class A Common Stock"), of which ___________ shares are issued and outstanding or reserved for issuance; (ii) 2,000,000 shares of Class B Common Stock, no par value ("California Class B Common Stock"), of which ___________ shares are issued and outstanding or reserved for issuance; and (iii) 10,000,000 shares of Preferred Stock, no par value, of which none are issued and outstanding;

          WHEREAS, on the date of this Agreement, Inference Delaware has authority to issue 19,000,000 shares of capital stock, consisting of: (i) 15,000,000 shares of Class A Common Stock, par value $0.01 per share ("Delaware Class A Common Stock"), 100 of which shares are issued and outstanding and owned by Inference California; (ii) 2,000,000 shares of Class B Common Stock, par value $0.01 per share ("Delaware Class B Common Stock"), of which none are issued and outstanding; and (iii) 2,000,000 shares of Preferred Stock, par value $0.01 per share, of which none are issued and outstanding;

          WHEREAS, the respective Boards of Directors of Inference California and Inference Delaware have determined that it is advisable and in the best interests of each of such corporations that Inference California merge with and into Inference Delaware upon the terms and subject to the conditions set forth in this Agreement for the purpose of effecting the change of the state of incorporation of Inference California from California to Delaware;

          WHEREAS, the respective Boards of Directors of Inference California and Inference Delaware have, by resolutions duly adopted, approved this Agreement;

          WHEREAS, Inference California has approved this Agreement as the sole stockholder of Inference Delaware; and

          WHEREAS, the shareholders of Inference California have approved this Agreement.

          NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Inference California and Inference Delaware hereby agree as follows:

          1. Merger. Subject to the conditions of this Agreement, Inference California shall be merged with and into Inference Delaware (the "Merger"), and Inference Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and at the time of filing of a copy of this Agreement of Merger with appropriate certificates of merger, providing for the Merger, with the Secretary of State of the State of California or an appropriate Certificate of Merger, providing for the Merger, with the Secretary of State of the State of Delaware, whichever later occurs (the "Effective Time").

          2. Governing Documents. The Certificate of Incorporation of Inference Delaware, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws, except that the Certificate of Incorporation shall hereby be amended to change the name of the Surviving Corporation to "Inference Corporation," and the Bylaws of Inference Delaware, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, of the Certificate of Incorporation of the Surviving Corporation and applicable law.

          3. Succession. At the Effective Time, the separate corporate existence of Inference California shall cease, and Inference Delaware shall possess all the rights, privileges, powers and franchises of a public and private nature and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to each of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the

Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, in either of such Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Inference California shall be preserved unimpaired. To the extent permitted by law, any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted as if the Merger had not taken place. All debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Inference California, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Inference California. The employees and agents of Inference California shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of Inference California. The requirements of any plans or agreements of Inference California involving the issuance or purchase by Inference California of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number and same class of shares of the Surviving Corporation.

          4. Directors and Officers. The Directors and Officers of Inference California on the Effective Time shall be and become the sole Directors and Officers, holding the same titles and positions, of the Surviving Corporation on the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of the Surviving Corporation.

          5. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Inference California such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Inference California, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Inference California or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          6. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

               (a) each share of California Class A Common Stock outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of Delaware Class A Common Stock;

               (b) each share of California Class B Common Stock outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of Delaware Class B Common Stock; and

               (c) the 100 shares of Delaware Class A Common Stock presently issued and outstanding in the name of Inference California shall be cancelled and retired and resume the status of authorized and unissued shares of Delaware Class A Common Stock, and no shares of Delaware Common Stock or other securities of Inference Delaware shall be issued in respect thereof.

          7. Conditions to Obligations. The obligations of each party to complete the Merger are subject to the following conditions:

               (a)  Inference California Shareholder Approval.  The Merger shall
                    -----------------------------------------
          have received the requisite approval of the shareholders of California Inference pursuant to the General Corporation Law of the State of California.

               (b)  Approval from Government Agencies.  All governmental
                    ---------------------------------
          approvals and other actions required to effect the Merger and related transactions shall have been obtained, without conditions or restrictions that the affected party reasonably considers unduly burdensome.

               (c)  Listing.  The Delaware Class A Common Stock shall be listed,
                    -------
          or approved for listing, on the Nasdaq National Market.

          8. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which, immediately prior to the Effective Time, represented shares of California capital stock shall, respectively, be deemed for all purposes to evidence ownership of, and to represent, shares of Delaware capital stock into which the shares of California capital stock, formerly represented by such certificates, have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware capital stock evidenced by such outstanding certificate as above provided.

          9.   Options and Warrants.

               (a) Each option to purchase, or other award shares of California Class A Common Stock granted under the Amended and Restated Inference California 1993 Stock Option Plan, the Fourth Amended and Restated Inference California Incentive Stock Option Plan and Inference California Nonstatutory Stock Option Plan, and any stock option agreements (collectively, the "Plans") which is outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, or award of, the same number of shares of Delaware Class A Common Stock at the same option price per share, and upon the same terms and subject to the same conditions as set forth in each of the respective Plans, as in effect at the Effective Time. The same number of shares of Delaware Class A Common Stock shall be reserved for purposes of said Plans as is equal to the number of shares of California Class A Common Stock so reserved as of the Effective Time. As of the Effective Time, Inference Delaware hereby assumes the Plans and all obligations of Inference California under the Plans, including the outstanding options or awards or portions thereof granted pursuant to the Plans.

               (b) Each stock purchase warrant providing for the issuance of Inference California Class A Common Stock or Class B Common Stock which is outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a stock purchase warrant providing for the issuance of the same number of shares of Inference Delaware Class A Common Stock or Class B Common Stock, as applicable, at the same exercise price per share, and upon the same terms and conditions as set forth in each of the respective stock purchase warrants.

          10. Other Employee Benefit Plans. As of the Effective Time, Inference Delaware hereby assumes all obligations under any and all employee benefit plans of Inference California in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

          11. Amendment. Subject to applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein; provided, however, that no such amendment, modification or supplement not adopted and approved by the shareholders of Inference California and Inference Delaware shall affect the rights of either or both of such shareholders in a manner which is materially adverse to either or both of them or change any of the principal terms of this Agreement of Merger.

          12. Abandonment. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of Inference California, notwithstanding approval of this Agreement by the stockholder of Inference Delaware or by the shareholders of Inference California, or both, if, in the opinion of the Board of Directors of Inference California, circumstances arise which, in the opinion of such Board of Directors, make the Merger for any reason inadvisable.

          13. Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

          IN WITNESS WHEREOF, Inference California and Inference Delaware have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                        INFERENCE CORPORATION,
                                        a California corporation



                                            By: ________________________________
                                                Peter R. Tierney
                                                Chief Executive Officer

ATTEST:



By:
    William D. Griffin
    Secretary

                                            INFR, INC.,
                                            a Delaware corporation



                                            By: ________________________________
                                                Peter R. Tierney
                                                Chief Executive Officer

ATTEST:



By:
    William D. Griffin
    Secretary

                          CERTIFICATE OF INCORPORATION
                                       OF
                                   INFR, INC.


ARTICLE I.  NAME.
            ----

          The name of the corporation is INFR, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II.  REGISTERED OFFICE AND AGENT.
             ---------------------------

          The address of the registered office of the Corporation in the State of Delaware is Paracorp Inc., 15 East North Street, Dover, County of Kent. The name of the registered agent of the Corporation at such address is Paracorp Inc.

ARTICLE III.  NATURE OF BUSINESS.
              ------------------

          The nature of the business or purposes to be conducted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV.  CAPITAL STOCK.
             -------------

          The Corporation is authorized to issue three classes of capital stock, designated Class A Common Stock, Class B Common Stock and Preferred Stock. The total number of shares of stock which the Corporation shall have authority to issue is Nineteen Million (19,000,000) shares, consisting of Fifteen Million (15,000,000) shares of Class A Common Stock, par value $.01 (the "CLASS A COMMON STOCK"), Two Million (2,000,000) shares of Class B Common Stock, par value $.01 (the "CLASS B COMMON STOCK"), and Two Million (2,000,000) shares of Preferred Stock, par value $.01 (the "PREFERRED STOCK"). The Class A Common Stock and the Class B Common Stock are collectively referred to herein as the "COMMON SHARES."


          Section 1:  Common Stock.  A statement of the designations, powers,
                      ------------
preferences, rights, qualifications, limitations and restrictions in respect of the Common Shares is as follows:


          (A)  Dividends.  The Board of Directors of the Corporation may be be
               ---------
paid to the holders of shares of Class A Common Stock or Class B Common Stock out of funds legally available for the payment of dividends by declaring an amount per share as a dividend. When and as dividends or other distributions are declared, whether payable in cash, in property or in shares of stock of the Corporation, other than in shares of Class A Common Stock or Class B Common Stock, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, share for share, in such dividends or other distributions. No dividends or other distributions shall be declared or paid in shares of Class A Common Stock or Class B Common Stock or options, warrants or rights to acquire such stock or securities convertible into or exchangeable for shares of such stock, except dividends or other distributions payable ratably according to the number of shares of Class A Common Stock and Class B Common Stock held by the holders thereof, in shares of, or options, warrants or rights to acquire or securities convertible into or exchangeable for, Class A Common Stock to holders of that class of stock and Class B Common Stock to holders of that class of stock.


          (B)  Liquidation Rights.  Subject to the prior rights of holders of
               ------------------
any shares of stock of the Corporation ranking prior to the Common Shares upon liquidation, dissolution or winding up (voluntary or otherwise), in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Shares shall be entitled to share, ratably according to the number of shares of Class A Common Stock and Class B Common Stock held by them, in all assets of the Corporation available for distribution to its stockholders.


          (C)  Voting Rights.
               -------------


          (1) Except as otherwise provided in this Certificate of Incorporation or required by applicable law, the holders of Class A Common Stock shall be entitled to vote on each matter on which the stockholders of the Corporation shall be entitled to vote, and each holder of Class A Common Stock shall be entitled to one vote for each share of such stock held by such holder.


          (2) The holders of Class B Common Stock shall not have any voting rights except as otherwise provided in this Certificate of Incorporation or required by applicable law and except that such holders shall be entitled to vote as a separate class on any amendment to this paragraph (C)(2) and on any amendment, repeal or modification of any provision of this Certificate of Incorporation that adversely affects the powers, preferences or special rights of holders of Class B Common Stock.


          (3) In addition to any affirmative vote required by law or by this Certificate of Incorporation, the affirmative vote of the holders of not less than a majority of the then outstanding shares of both classes of Common Shares, voting together as a single class, shall be required for any of the following actions: (i) any increase, reduction or other change in the authorized number of shares of any class of Common Shares, (ii) except as provided in Section 2 of this Article IV, the authorization of any new series or class of stock of the Corporation senior to or on a parity with Common Shares with respect to the payment of dividends or the distribution of assets on liquidation, and increases in the authorized shares of any such series or class, and (iii) any amendment to this Certificate of Incorporation that adversely affects the rights of the Class A Common Stock or the Class B Common Stock. The affirmative vote or written consent specified in the preceding sentence shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage vote may be specified by law or otherwise.

          (D)  Conversion.
               ----------


          (1) Upon compliance with the provisions of paragraph (D)(3) below, any Regulated Stockholder (as defined below) shall be entitled to convert, at any time and from time to time, any or all of the shares of Class A Common Stock held by such stockholder into the same number of shares of Class B Common Stock. The term "Regulated Stockholder" shall mean (a) any stockholder that is a Federal licensee under the Small Business Investment Act of 1958 or that is subject to the provisions of Regulation Y of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 225) or any successor to such regulation ("REGULATION Y"), and that holds shares of Class A Common Stock and Class B Common Stock issued on or prior to December 1, 1996 ("SUBJECT DATE") or upon exercise of warrants or options that were outstanding on or prior to the Subject Date, or shares issued upon conversion(s) of such shares, so long as such stockholder shall hold any such shares of Class A Common Stock or Class B Common Stock or shares issued upon conversion(s) of such shares, (b) any Affiliate (as defined below) of any such Regulated Stockholder specified in clause (a) above that is a transferee of any shares of Class A Common Stock or Class B Common Stock of the Corporation, so long as such Affiliate shall hold any such shares of Class A Common Stock or Class B Common Stock or shares issued upon conversion(s) of such shares and (c) any individual, partnership, joint venture, corporation, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof (a "PERSON") (i) to which any such Regulated Stockholder specified in clause (a) above or any of its Affiliates has transferred such shares, so long as such transferee shall hold, and only with respect to, any shares transferred by such Regulated Stockholder or Affiliate or any shares issued upon conversion(s) of such shares, and (ii) which transferee is, or any Affiliate of which is, subject to the provisions of Regulation Y. As used in this Certificate of Incorporation, the term "AFFILIATE" shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of this definition, the term "CONTROL" (including with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          (2) Upon compliance with the provisions of paragraph (D)(3) below, any stockholder shall be entitled to convert, at any time and from time to time, any and all shares of Class B Common Stock held by such stockholder into the same number of shares of Class A Common Stock; provided, however,
                                                             --------  -------
     that no holder of any shares of Class B Common Stock that is a Regulated Stockholder shall be entitled to convert any such shares into shares of Class A Common Stock, to the extent that, as a result of such conversion, such holder and its Affiliates, directly or indirectly, would own, control or have the power to vote more than five percent (5%) of the outstanding shares of Class A Common Stock.


          (3)(a) Each conversion of Common Shares into another class of
     Common Shares shall be effected by the surrender of the certificate(s) evidencing the shares of the class of stock to be converted (the "CONVERTING SHARES") at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of Common Shares) at any time during its usual business hours, together with written notice by the holder of such Converting Shares, (i) stating that the holder desires to convert the Converting Shares or a specified number of such Converting shares, evidenced by such certificate(s) into an equal number of shares of the class into which such shares may be converted (the "CONVERTED SHARES"), and
     (ii) giving the name(s) (with addresses) and denominations in which the certificate(s) evidencing the Converted Shares shall be issued, and instructions for the delivery thereof. The Corporation shall promptly notify each stockholder of record of its receipt of such notice. Upon receipt of the notice described in the first sentence of this paragraph (D)(3)(a), together with the certificate(s) evidencing the Converting Shares, the Corporation shall be obligated to, and shall, issue and deliver in accordance with such instructions the certificate(s) evidencing the Converted Shares issuable upon such conversion and a certificate (which shall contain such legends, if any, as were set forth on the surrendered certificate(s)) representing any shares which were represented by the certificate(s) surrendered to the Corporation in connection with such conversion but which were not Converting Shares and, therefore, were not converted; provided, however, that if such conversion is subject to
                --------  -------
     paragraph (D)(3)(c) below, the Corporation shall not issue said certificate(s) until the expiration of the Deferral Period referred to therein. Such conversion shall be deemed to have been effected as of the close of business on the date on which such certificate(s) shall have been surrendered and such written notice shall have been received by the Corporation, and at such time the rights of the holder of such Converting Shares as such holder shall cease (except that in the case of a conversion subject to paragraph (D)(3)(c) below, the conversion shall be deemed effective upon expiration of the Deferral Period referred to therein), and the person(s) in whose name or names any certificate(s) evidencing the Converted Shares are to be issued upon such conversion shall be deemed to have become the holder(s) of record of the Converted Shares.


          (b) Upon the issuance of the Converted Shares in accordance with this paragraph (D), such shares shall be deemed to be duly authorized, validly issued, fully paid and non-assessable.


          (c) The Corporation shall not convert or directly or indirectly redeem, purchase or otherwise acquire any shares of Class A Common Stock or take any other action affecting the voting rights of such shares, if such action will increase the percentage of outstanding voting securities owned or controlled by any Regulated Stockholder (other than the stockholder which requested that the Corporation take such action, or which otherwise waives in writing its rights under this paragraph (D)) unless the Corporation gives written notice (the "FIRST NOTICE") of such action to each such holder. The Corporation will defer making any conversion, redemption, purchase or other acquisition or taking any such other action for a period of 30 days (the "DEFERRAL PERIOD") after giving the First Notice in order to allow each such holder to determine whether it wishes to convert or take any other action with respect to the Common Shares it owns, controls or has the power to vote, and if any such holder then elects to convert any shares of Class A Common Stock, it shall notify the Corporation in writing within 20 days of the issuance of the First Notice, in which case the Corporation (i) shall promptly notify from time to time each other Regulated Stockholder holding shares of each proposed conversion and the proposed transactions, and (ii) effect the conversion requested by each holder of Class B Common Stock in response to the notices issued pursuant to this paragraph (D)(3)(c) at the end of the Deferral Period or as soon thereafter as is reasonably practicable.


          (d) The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock and Class B Common Stock or its treasury shares, solely for the purpose of issue upon conversion of shares of Class A Common Stock and Class B Common Stock, such number of shares of such class as shall then be issuable upon the conversion of all outstanding shares of Class A Common Stock and Class B Common Stock.


          (e) The issue of certificates evidencing shares of any class of Common Shares upon conversion of shares of any other class of Common Shares shall be made without charge to the holders of such shares for any issue tax in respect thereof or other cost incurred by the Corporation in connection with such conversion; provided, however, the Corporation shall
                                      --------  -------
     not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Common Shares converted.


          (4) If the Corporation shall in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the outstanding shares of the Class A Common Stock or the Class B Common Stock, the outstanding shares of each other class of Common Shares shall be proportionately subdivided or combined, as the case may be, and effective provision shall be made for the protection of all conversion rights hereunder. In case of any reorganization, reclassification or change of shares of Class A Common Stock or Class B Common Stock, or in case of any consolidation of the Corporation with one or more other corporations or a merger of the Corporation with another corporation (other than a merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Class A Common Stock or Class B Common Stock), or in case of any sale, lease or other disposition to another corporation (other than a wholly-owned subsidiary of the Corporation) of all or substantially all the assets of the Corporation, each holder of Common Shares, irrespective of class, shall have the right at any time thereafter, so long as the conversion right hereunder with respect to such Common Shares would exist had such event not occurred, to convert such shares into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, reclassification, change, consolidation, merger, sale, lease or other disposition by a holder of the number of shares of the class of Common Shares into which such Common Shares might have been converted immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, lease or other disposition. In the event of such a reorganization, reclassification, change, consolidation, merger, sale, lease or other disposition, effective provision shall be made in the Certificate of Incorporation of the resulting or surviving corporation or otherwise for the protection of the conversion rights of the Common Shares of each class that shall be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of Common Shares into which such Common Shares might have been converted immediately prior to such event. The Corporation shall not be a party to any merger, consolidation or recapitalization pursuant to which any Regulated Stockholder would be required to take (i) any voting securities which would cause such holder to violate any law, regulation or other requirement of any governmental body applicable to such Regulated Stockholder, or (ii) any securities convertible into voting securities which if such conversion took place would cause such holder to violate any law, regulation or other requirement of any governmental body applicable to such Regulated Stockholder other than securities which are specifically provided to be convertible only in the event that such conversion may occur without any such violation.

          SECTION 2.  Preferred Stock.  The Board of Directors is authorized,
                      ---------------
subject to the limitations prescribed by law and the provisions of Section 2 of this Article IV, to provide for the issuance of shares of Preferred Stock from time to time in one or more series, and by filing any certificate of designations required under Section 151(g) of the Delaware General Corporation Law (or its successor statute as in effect from time to time), to fix or alter the number of shares of any series of Preferred Stock, and to fix the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions granted to or imposed upon the shares of any wholly unissued series of Preferred Stock. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:


          (a) the number of shares constituting and the distinctive designation of such series;


          (b) the dividend rights of the shares of such series, including whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of such series;


          (c) whether such series shall have voting rights, and, if so, the terms of such voting rights, including the number of votes per share, the number of members of the Board of Directors or the percentage of members of the Board of Directors each class or series of Preferred Stock may be entitled to elect;


          (d) whether such series shall have conversion rights and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;


          (e) whether or not the shares of such series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary as the Board of Directors determines under different conditions and at different redemption dates;


          (f) whether such series shall have a sinking fund for the redemption or purchase of shares of such series, and, if so, the terms and amount of such sinking fund;


          (g) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of such series; and


          (h) any other relative rights, preferences and limitations of such series.

          The Board of Directors may, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. Preferred Shares that are redeemed, purchased or otherwise acquired by the Corporation may be reissued except as otherwise provided by law or the applicable certificate of designations.

ARTICLE V.  INCORPORATOR.
            ------------

          The name and mailing address of the incorporator is Susanna Kim, 610 Newport Center Drive, Suite 1700, Newport Beach, California 92660.

ARTICLE VI.  BOARD OF DIRECTORS.
             ------------------

          SECTION 1.  Number of Directors.  The properties, business and affairs
                      -------------------
of the Corporation shall be managed and controlled by a Board of Directors of not less than five (5) nor more than eleven (11) members. The number of directors which shall constitute the whole Board of Directors shall be six (6) unless and until otherwise determined in the manner provided in the Bylaws of the Corporation. Notwithstanding any other provision of this Article VI, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock or other securities of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, such directorship or directorships shall be in addition to the number of directors as determined in the manner provided in the Bylaws of the Corporation, such director or directors shall not be classified pursuant to
Section 2 of this Article VI, and, unless otherwise provided by law or by resolution of the Board of Directors authorizing such series of Preferred Stock or other securities of the Corporation, the filling of vacancies and other features of any such directorship shall be governed by the terms of this Certificate of Incorporation applicable thereto, except that, unless otherwise provided by law or by resolution of the Board of Directors authorizing such series of Preferred Stock or other securities of the Corporation, any such director shall hold office for a term expiring at the next succeeding annual meeting of stockholders and until such director's successor shall be elected and qualified, or until such director's death, resignation or removal, whichever occurs earlier.

          SECTION 2.  Classified Board -- Three Classes.  The directors, other
                      ---------------------------------
than those directors not classified pursuant to Section 1 of this Article VI, shall be divided into three (3) classes, designated Class I, Class II and Class III, such classes to be as nearly equal in number as possible. Each director of Class I shall hold office for a term expiring at the next annual meeting of stockholders and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal, each director of Class II shall hold office for a term expiring at the second annual meeting of stockholders and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal, and each director of Class III shall hold office for a term expiring at the third annual meeting of stockholders and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal. Thereafter, at each annual meeting of stockholders, directors shall be chosen for a term of three years to succeed those whose terms then expire and shall hold office until the third annual meeting of stockholders following the annual meeting of stockholders at which each such director was elected and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal.

          SECTION 3.  Board Reclassification.  Unless otherwise agreed to by a
                      ----------------------
two-thirds majority of the existing directors, the determination of the selection of directors in each class upon changes in the number of directors shall be determined in the manner provided in the Bylaws of the Corporation.

          SECTION 4.  Vacancies.  Any vacancy on the Board of Directors for any
                      ---------
reason, whether arising through death, resignation or removal of a director or through an increase in the number of directors of any class, shall be filled by a majority vote of the remaining directors, although less than a quorum, or by a sole remaining director. The term of office of any director elected to fill such a vacancy shall, except as provided in Section 3 of this Article VI, expire at the expiration of the term of office of directors of the class in which the vacancy occurred.

          SECTION 5.  Elections.  Elections of directors need not be by written
                      ---------
ballot except and to the extent provided in the Bylaws of the Corporation.

          SECTION 6.  Stockholder Nominees.  Nominations by stockholders of
                      --------------------
persons for election to the Board of Directors shall be made only in accordance with the procedures set forth in the Bylaws of the Corporation.

          SECTION 7.  Removal.  Subject to the rights of the holders of any
                      -------
series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the provisions of this Section 7 shall not apply with respect to such director or directors.

ARTICLE VII.  BYLAWS.
              ------

          A majority of the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation. The stockholders of the Corporation may adopt, amend or repeal Bylaws of the Corporation.

ARTICLE VIII.  STOCKHOLDER MEETINGS; BOOKS.
               ---------------------------

          Meetings of stockholders shall be held at such time, on such date and at such place (within or without the State of Delaware) as provided in the Bylaws of the Corporation. Any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly called and noticed meeting of stockholders and may not be taken by consent in writing. The books of the Corporation may be kept, subject to any applicable statutory provision, outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE IX.  DIRECTOR LIABILITY; INDEMNIFICATION.
             -----------------------------------

          To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. The liability of a director of the Corporation to the Corporation or its stockholders for monetary damages shall be eliminated to the fullest extent permissible under applicable law in the event it is determined that Delaware law does not apply. The Corporation is authorized to provide by bylaw, agreement or otherwise for indemnification of directors, officers, employees and agents for breach of duty to the Corporation and its stockholders to the fullest extent permitted by applicable law. Any repeal or modification of this Article IX shall not result in any liability for a director with respect to any action or omission occurring prior to such repeal or modification.

ARTICLE X.  AMENDMENTS.
            ----------

          The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by the Delaware General Corporation Law and all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles VI, VIII, IX and this Article X may not be repealed or amended in any respect, and no other provision may be adopted, amended or repealed which would have the effect of modifying or permitting the circumvention of the provisions set forth in Articles VI, VIII, IX and this
Article X, unless such action is approved by the affirmative vote of the holders of not less than 80% of the outstanding shares of the Corporation entitled to vote on the matter.

          IN WITNESS WHEREOF, the undersigned, being the incorporator hereinabove named for the purpose of forming a corporation to do business both within and without the State of Delaware, do make and file this Certificate, hereby declaring under penalties of perjury that it is my act and deed and that the facts stated herein are true.



                                                   /s/ Susanna Kim
                                         --------------------------------------
                                                     Susanna Kim

PROXY                       INFERENCE CORPORATION                          PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS-JULY 2, 1996

     The undersigned hereby appoints Peter R. Tierney and William D. Griffin, and each of them, with full power of substitution, as proxies to represent the undersigned and vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Inference Corporation to be held on July 2, 1996, and at any postponements or adjournments thereof, as specified below, and to vote in accordance with their best judgment on such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

     UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND WILL BE VOTED BY THE PROXYHOLDERS IN ACCORDANCE WITH THEIR BEST JUDGMENT AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN ON REVERSE SIDE, NO BOXES NEED TO BE CHECKED.


   [_] Check here if you plan to
       attend the meeting.               New Address:___________________________
   [_] Check here for address change.    _______________________________________
                                         _______________________________________


                  (Continued and to be signed on reverse side)



                         (continued from reverse side)

                             INFERENCE CORPORATION

  PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

                                                        For
                                                        All
1.Election of Directors -                 For Withheld Except    3. Approval of the Company's Employee          For Against Abstain
Nominees: Peter R. Tierney, Dean O.       [_]    [_]    [_]         Stock Purchase Plan                         [_]   [_]     [_]
Allen, C. Scott Gibson, Anthony Sun,
John Watkins, Eric Herr                                          4. Amend the 1993 Stock Option Plan to         For Against Abstain
                                                                    increase shares available thereunder by     [_]   [_]     [_]
                                                                    500,000 and to provide for accelerated
_________________________________                                   vesting
(Except nominee(s) written above)
                                          For Against Abstain
                                          [_]   [_]     [_]
2.Ratification of the Company's                                  5. Approval of the Reincorporationof           For Against Abstain
Independent Accountants                                             the Company in Delaware                     [_]   [_]     [_]

                                     The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement.

                                                      Dated ______________, 1996

                                     Signature(s)_______________________________


                                     ___________________________________________
                                     Please sign exactly as your name appears.
                                     Joint owners should each sign personally.
                                     Where applicable, indicate your official position or representation capacity.